                                     SCHEDULE 14A
                                    (Rule 14a-101)

                       INFORMATION REQUIRED IN PROXY STATEMENT

                               SCHEDULE 14A INFORMATION
             Proxy Statement Pursuant to Section 14(a) of the Securities
                        Exchange Act of 1934 (Amendment No. 1)

    Filed by the Registrant  /X/

    Filed by a Party other than the Registrant  / /


    Check the appropriate box:

    /X/  Preliminary Proxy Statement        / /  Confidential, For Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e) (2))
    / /  Definitive Proxy Statement

    / /  Definitive Additional Materials

    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                MONTEREY PASTA COMPANY
- --------------------------------------------------------------------------------
                   (Name of Registrant as Specified in Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    /X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-
                      6(i)(2) or Item 22(a)(2) of Schedule 14A.

    / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

    / /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

    (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

    (5) Total fee paid:

- --------------------------------------------------------------------------------

    /X/  Fee paid previously with preliminary materials.

    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

- --------------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

- --------------------------------------------------------------------------------

    (3) Filing Party:

- --------------------------------------------------------------------------------

    (4) Date Filed:

- --------------------------------------------------------------------------------

                                MONTEREY PASTA COMPANY


                                                                   June 21, 1996

Dear Shareholder:

    You are cordially invited to attend a Special Meeting of Shareholders of Monterey Pasta Company (the "Company") on Thursday, July 25, 1996, commencing at 9:00 a.m. local time, at the Holiday Inn Financial District, Coit Room, 750 Kearny Street, San Francisco, California.


    At the meeting, you will be asked to approve the reincorporation of the Company in Delaware, to increase the number of authorized shares of the Company's common stock, and to increase the number of shares reserved for issuance under the Company's First Amended and Restated 1993 Stock Option Plan (the "Option Plan").


    The Board of Directors has recommended the reincorporation of the Company in Delaware (it is now incorporated in California) to enable the Company to take advantage of the greater flexibility of Delaware corporate law, the substantial body of judicial case law interpreting that law, and the increased ability of the Company to attract and retain qualified directors. As part of the reincorporation proposal, it is recommended that the number of shares of common stock authorized for issuance be increased from 20,000,000 to 70,000,000 shares to implement the Company's shareholder rights plan, so that those shares are available in the event that the Board of Directors determines that it is necessary to effect stock dividends, to raise additional capital through the sale of securities, to grant options to the Company's employees, or to utilize stock in the acquisition of other companies, businesses or assets. You are also being asked to approve this increase in the number of authorized shares for the current (California) company, in the event that, for any reason, the reincorporation in Delaware is not pursued. There are no commitments or agreements for the utilization of the increased number of shares other than the reservation of 1,740,000 of those shares for issuance under the Company's Option Plan upon the approval of the amendment described below.



    Finally, we are recommending that the Option Plan be amended to increase the number of shares reserved for issuance under the Plan to 1,740,000 shares, an increase of 540,000 shares. Increasing the number of shares available under this option plan will enable the Company to continue its policy of encouraging employee equity ownership and enhances the long-term retention of key management. We have set challenging goals for the Company over the coming years, and we believe that the availability of incentive stock options will help achieve those goals.


    We hope you will be able to join us for this important meeting. If you are unable to attend, we strongly urge you to complete and return your enclosed proxy. Your vote is very important.

                                       Sincerely,


                                       NORMAN E. DEAN
                                       President and Chief Executive Officer

                                MONTEREY PASTA COMPANY
                           353 SACRAMENTO STREET, SUITE 500
                           SAN FRANCISCO, CALIFORNIA 94111


                      NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD ON JULY 25, 1996




To the Shareholders of Monterey Pasta Company:


    NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of MONTEREY PASTA COMPANY (the "Company"), a California corporation, will be held on Thursday, July 25, 1996, at 9:00 a.m. local time, at the Holiday Inn, Financial District, Coit Room, 750 Kearny Street, San Francisco, California 94108, for the following purposes:


    1. To authorize the Company to change the Company's state of incorporation from California to Delaware.

    2. To approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of the Company's Common Stock from 20,000,000 to 70,000,000, an increase of 50,000,000 shares.


    3. To approve an amendment to the Company's First Amended and Restated 1993 Stock Option Plan to increase the number of shares of the Company's Common Stock reserved for issuance thereunder from 1,200,000 to 1,740,000, an increase of 540,000 shares.


    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. NO OTHER BUSINESS WILL BE CONDUCTED AT THE MEETING.

    Only shareholders of record at the close of business on June 11, 1996 are entitled to notice of and to vote at the meeting.

    All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed Proxy as promptly as possible in the return envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she has returned a Proxy.

                                  By Order of the Board of Directors



                                  Carolyn Mar, Secretary


San Francisco, California
June 25, 1996

                                MONTEREY PASTA COMPANY
                           353 SACRAMENTO STREET, SUITE 500
                           SAN FRANCISCO, CALIFORNIA 94111

                                   PROXY STATEMENT
                    INFORMATION CONCERNING SOLICITATION AND VOTING


GENERAL


    The enclosed Proxy is solicited on behalf of MONTEREY PASTA COMPANY (the "Company") for use at the Special Meeting of Shareholders to be held on Thursday, July 25, 1996, at 9:00 a.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Shareholders. The Special Meeting will be held at the Holiday Inn, Financial District, Coit Room, 750 Kearny Street, San Francisco, California.



    These proxy solicitation materials will be mailed on or about June 21, 1996, to all shareholders entitled to vote at the meeting.



RECORD DATE AND SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT



    Shareholders of record at the close of business on June 11, 1996 are entitled to notice of and to vote at the meeting. At the record date, 8,708,588 shares of the Company's Common Stock were issued and outstanding. As of June 11, 1996, the following persons were known by management to be the beneficial owner of more than five percent (5%) of the Company's Common Stock:




                                    AMOUNT AND NATURE
                                      OF BENEFICIAL
NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP      PERCENT OF CLASS

Gruber and McBaine Capital                593,300             6.81281%
Management(1)
50 Osgood Place
San Francisco, CA 94133

Wellington Management Company(2)          585,100             6.71865%
75 State Street
Boston, MA  02109

Lance H. Mortensen                        980,349(3)          11.25726%
117 Warwick Court
Alameda, CA  94507



(1) According to a Schedule 13D filed with the Securities and Exchange Commission on August 24, 1995, Jon D. Gruber and J. Patterson McBaine are the only directors of, and hold all executive offices of, Gruber & McBaine Capital Management ("GMCM"), an investment advisor. Pursuant to a memorandum dated April 4, 1996 from GMCM to the Company, GMCM reported that GMCM, together with Messrs. Gruber, McBaine and Thomas O. Lloyd-Butler, are the general partners of Lagunitas Partners, L.P., a California limited partnership ("Lagunitas"), which is an investment limited partnership. Messrs. Gruber and McBaine and GMCM are also the general partners of GMJ Investments, L.P., a California limited partnership ("GMJ"). As of April 3, 1996, GMCM has shared voting and investment


                                          1.

    power over 456,200 shares; Mr. Gruber has sole voting and investment power over 78,000 shares and shared voting and investment power over 456,200 shares; Mr. McBaine has sole voting and investment power over 59,100 shares and shared voting and investment power over 456,200 shares; Lagunitas has sole voting and investment power over 246,100 shares; and GMJ has sole voting and investment power over 6,500 shares.

(2) According to Amendment No. 1 to a Schedule 13G filed with the Securities and Exchange Commission on February 13, 1996, Wellington Management Company, in its capacity as an investment adviser, may be deemed to be the beneficial owner of all 585,100 shares of Common Stock that are owned by its investment advisory clients. Wellington Management Company has shared voting power over 295,100 of those shares and shared investment power over all 585,100 shares.


(3) Includes presently exercisable options for 105,800 shares. Mr. Mortensen is a director and former Chief Executive Officer and President of the Company.




    The following table sets forth certain information regarding the ownership of the Company's Common Stock as of June 11, 1996, by (i) each current director,
(ii) each executive officer of the Company included in the Summary Compensation Table under "EXECUTIVE COMPENSATION" below; and (iii) all directors and executive officers of the Company as a group.




                                                                Amount and Nature of
Name of Beneficial Owner       Relationship with Company        Beneficial Ownership (1)      Percent of Class

Lance H. Mortensen             Director                        980,349 (2)                    11.25726%
Charles B. Bonner              Director                         73,077 (3)                    *
Norman E. Dean                 Director                         40,000 (4)                    *
Daniel J. Gallery              Director; Consultant             35,500 (5)                    *
Christopher Gillam             Director                         10,000 (6)                    *
Floyd R. Hill                  Director                        282,527 (7)                    3.24423%
E. Michael Moone               Director                         25,000 (7)                    *
Timothy J. Ryan                Director                         49,000 (8)                    *
Robert J. Otto                 Executive Vice President          2,000 (9)                    *
Anthony W. Giannini            Senior Vice President of Sales   51,500 (10)                   *

All directors and officers as                                1,548,953                        17.78649%
a group (10)

* Less than 1%




                                          2.

(1) This table is based upon information supplied by directors and executive officers. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.


(2) Includes presently exercisable options for 105,800 shares.


(3) Includes presently exercisable options for 10,000 shares. Mr. Bonner shares voting and investment power with his wife, over 43,727 shares, and 20,000 options granted under the 1993 Stock Option Plan, which are held as community property. Of the 73,077 shares, Mr. Bonner has sole voting and investment power over 5,000 shares, and holds, as trustee, for his three children 1,450 shares each in three separate trusts. Mr. Bonner disclaims beneficial ownership of these shares. Mr. Bonner was reinstated on the Company's Board of Directors in September 1995.



(4) Of the 40,000 shares, Mr. Dean holds 10,000 shares as trustee of The 1990 Dean Family Revocable Trust UA 5-1-90. Includes presently exercisable options for 20,000 shares.



(5) Includes presently exercisable options for 22,500 shares, and 13,000 shares over which Mr. Gallery shares voting and investment power with his wife.



(6) Includes presently exercisable options for 20,000 shares.



(7) Of the 25,000 shares, Mr. Moone holds 10,000 shares as trustee of the Moone Family Trust Established 1986. Includes presently exercisable options for 5,000 shares.



(8) Includes presently exercisable options for 49,000 shares.



(9) Includes presently exercisable options for 50,000 shares.



(10)Mr. Otto holds 2,000 shares as trustee of the Robert J. Otto and Lynn Ann Otto 1985 Trust dated 12-23-85.



                                          3.

REVOCABILITY OF PROXIES

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company at its principal offices a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AND SOLICITATION

    On all matters to be voted on at the special meeting, each share has one vote.


    The cost of soliciting proxies will be borne by the Company. The Company has retained the services of Corporate Investor Communications, Inc., a proxy solicitation firm, to aid in the solicitation of proxies from brokers, bank nominees and other institutional owners, on terms customary for such services at a cost of $4,000. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and employees, without additional compensation, personally or by telephone or other means of communication.



                    PROPOSAL NO. 1 -- REINCORPORATION IN DELAWARE


INTRODUCTION

    The Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the state of incorporation of the Company from California to Delaware (the "Reincorporation Proposal" or the "Proposed Reincorporation"). As discussed below, the principal reasons for reincorporation are the greater flexibility of Delaware corporate law, the substantial body of case law interpreting that law and the increased ability of the Company to attract and retain qualified directors. Shareholders are urged to read the following sections of this Proxy Statement carefully, including the related exhibits, before voting on the Reincorporation Proposal. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSED REINCORPORATION.

    The Reincorporation Proposal will be effected by merging the Company into a wholly-owned subsidiary of the Company, which was incorporated for this purpose. Throughout the Proxy Statement, the term "MPC California" refers to the existing California corporation, and the term "MPC Delaware" refers to the new Delaware corporation, which is the proposed successor to MPC California. Upon completion of the merger, MPC California will cease to exist, and MPC Delaware will continue to operate the business of the Company under the name Monterey Pasta Company.

    Pursuant to the Agreement and Plan of Merger, which will be substantially in the form attached hereto as Exhibit A (the "Merger Agreement"), each outstanding share of MPC California Common Stock will automatically be converted into one share of MPC Delaware Common Stock, $0.001 par value, upon the effective date of the merger. Each stock certificate representing issued and outstanding shares of MPC California Common Stock will continue to represent the same number of shares of Common Stock of MPC Delaware. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF MPC DELAWARE. However, shareholders may exchange their certificates if they so choose. The Common Stock of MPC California is listed for trading on the NASDAQ National Market System, and after the merger MPC Delaware's Common Stock will continue to be traded on the NASDAQ National Market System without interruption under the same symbol ("PSTA") as the shares of MPC California Common Stock were traded on such system prior to the merger.

    Under California law, the affirmative vote of a majority of the outstanding shares of Common Stock of MPC California is required for approval of the Merger Agreement and the other terms of the Proposed Reincorporation. See "Vote Required for the Reincorporation Proposal." The Proposed Reincorporation has


                                          4.

been approved by MPC California's Board of Directors, which unanimously recommends a vote in favor of the proposal. If approved by the shareholders, it is anticipated that the merger will become effective as soon as practicable following the Special Meeting of Shareholders (the "Effective Date"). However, pursuant to the Merger Agreement, the merger may be abandoned or the Merger Agreement may be amended by the Board of Directors (except that the principal terms may not be amended without shareholder approval) either before or after shareholder approval has been obtained and prior to the Effective Date of the Proposed Reincorporation if, in the opinion of the Board of Directors of either company circumstances arise which make either action advisable.

    Shareholders of MPC California will have no dissenters' rights of appraisal with respect to the Reincorporation Proposal. See "Significant Differences Between the Corporation Laws of California and Delaware--Appraisal Rights".

    The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation of MPC Delaware (the "Certificate of Incorporation") and the Bylaws of MPC Delaware, which will be substantially in the forms attached hereto as Exhibits B and C, respectively.

    APPROVAL BY SHAREHOLDERS OF THE PROPOSED REINCORPORATION WILL CONSTITUTE APPROVAL OF THE MERGER AGREEMENT, THE CERTIFICATE OF INCORPORATION AND THE BYLAWS OF MPC DELAWARE, WHICH WILL BE SUBSTANTIALLY IN THE FORMS SET FORTH AS EXHIBITS A, B AND C TO THIS PROXY STATEMENT.

PRINCIPAL REASONS FOR THE PROPOSED REINCORPORATION

    FLEXIBILITY OF DELAWARE LAW. For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have initially chosen Delaware for their state of incorporation or have subsequently changed their corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.


    ATTRACTION AND RETENTION OF QUALIFIED DIRECTORS. Both California and Delaware law permit a corporation to include a provision in its certificate of incorporation which reduces, limits or eliminates the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is the Company's desire to reduce such risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who might otherwise be unwilling to serve because of the increased risks involved.


    In accordance with current California law, MPC California's Articles of Incorporation include a provision which limits director liability in certain circumstances. In general, however, the ability to limit liability may be somewhat broader under Delaware law, and Delaware case law is also more developed to provide guidance in this regard. It should be noted, however, that neither California nor Delaware law permits a corporation to limit or eliminate the liability of its directors for intentional misconduct, bad faith conduct or any transaction from which the director derives an improper personal benefit.
In addition, liability for violations of federal laws such as the federal securities laws may not be subject to any such limitations. See "Significant Differences Between the Corporation Laws of California and Delaware--Indemnification and Limitation of Liability".


                                          5.

    In addition, Delaware law permits a corporation to adopt a number of measures through amendment of the corporate charter or bylaws or otherwise, designed to reduce a corporation's vulnerability to unsolicited takeover attempts. The Board of Directors has no present intention following the Proposed Reincorporation to amend the Certificate of Incorporation or Bylaws to include additional provisions which might deter an unsolicited takeover attempt. However, in the discharge of its fiduciary obligations to its shareholders, the Board of Directors of the Company has evaluated the Company's vulnerability to potential unsolicited bids to acquire the Company on unfavorable terms. As a result, the Board of Directors has adopted a shareholders rights plan as of May 7, 1996. A summary of such rights plan was mailed to shareholders on May 31, 1996.


POSSIBLE DISADVANTAGES

    Despite the unanimous belief of the Board of Directors that the Reincorporation Proposal is in the best interests of MPC California and its shareholders, it should be noted that Delaware law has been criticized by some commentators on the grounds that it does not afford minority shareholders the same substantive rights and protections as are available in a number of other states. For a comparison of shareholders' rights and the powers of management under Delaware and California law, see "Significant Differences Between the Corporation Laws of California and Delaware". The Reincorporation Proposal, however, does not include certain changes to the Company's Articles of Incorporation and Bylaws permitted by Delaware law which may reduce shareholder participation in important corporate decisions. See "The Charters and Bylaws of MPC California and MPC Delaware".

NO CHANGE IN THE NAME, BOARD MEMBERS, BUSINESS, MANAGEMENT, LOCATION OF PRINCIPAL FACILITIES OR EMPLOYEE PLANS OF THE COMPANY

    The Reincorporation Proposal will effect only a change in the legal domicile of the Company and other changes of a legal nature, certain of which are described in this Proxy Statement. The Proposed Reincorporation will NOT result in any change in the name, business, management, fiscal year, location of the principal facilities, assets or liabilities of the Company. The eight directors who were elected at the Annual Meeting of Shareholders earlier this year will become the directors of MPC Delaware. All employee benefit stock option and stock purchase plans of MPC California will be continued by MPC Delaware, and each option or right issued pursuant to any such plan will automatically be converted into an option or right to purchase the same number of shares of MPC Delaware Common Stock, at the same price per share, upon the same terms, and subject to the same conditions, as set forth in such plan. Shareholders should note that approval of the Reincorporation Proposal will also constitute approval of the assumption of these plans by MPC Delaware. MPC California's other officer and employee benefit arrangements will also be continued by MPC Delaware upon the terms, and subject to the conditions, currently in effect. As noted above, after the merger, the shares of Common Stock of MPC Delaware will continue to be traded, without interruption, on the NASDAQ National Market System under the same symbol ("PSTA") as the shares of Common Stock of MPC California were traded prior to the merger.

THE CHARTERS AND BYLAWS OF MPC CALIFORNIA AND MPC DELAWARE

    The provisions of the MPC Delaware Certificate of Incorporation and Bylaws are similar to those of the MPC California Articles of Incorporation and Bylaws in most respects. Delaware law does permit the implementation of certain provisions in a corporation's certificate of incorporation or bylaws which would alter some of the rights of shareholders and the powers of management of a California company. Although the Board of Directors of MPC California has no current plan to implement these changes, certain changes could be implemented in the future by amendment of the Certificate of Incorporation of MPC Delaware following stockholder approval, and certain changes could be implemented by amendment of the Bylaws of MPC Delaware without stockholder approval. For a discussion of such changes, see "Significant Differences Between the Corporation Laws of California and Delaware". This discussion of the Certificate of Incorporation and Bylaws of MPC Delaware is qualified by reference to Exhibits B and C hereto, respectively.


                                          6.

    AUTHORIZED STOCK. The Articles of Incorporation of MPC California authorize twenty million (20,000,000) shares of Common Stock and five million (5,000,000) shares of undesignated Preferred Stock. At the Special Meeting, the shareholders are being asked to approve an increase in the number of shares of Common Stock which the Company is authorized to issue from twenty million (20,000,000) to seventy million (70,000,000) shares of Common Stock, as more fully discussed below. See "Proposal 2-Amendment and Restatement of Articles of Incorporation to Increase the Number of Authorized Shares of Common Stock." Consistent with such proposal, the proposed Certificate of Incorporation of MPC Delaware authorizes MPC Delaware to issue seventy million (70,000,000) shares of Common Stock, $0.001 par value, as well as one million (1,000,000) shares of undesignated Preferred Stock, $0.001 par value. If the shareholders were to approve the Reincorporation Proposal but not approve Proposal 2, and if the Company were to go forward with the Proposed Reincorporation, the Certificate of Incorporation of MPC Delaware would be changed prior to the merger to authorize the issuance of only twenty million (20,000,000) shares of Common Stock. Disapproval of Proposal No. 2 will not affect the authorization of one million (1,000,000) shares of undesignated Preferred Stock.


    NUMBER OF DIRECTORS. The Bylaws of MPC California authorize the directors to fix the number of directors within a range from five to nine, with the number of directors currently set at eight. The Bylaws of MPC Delaware will also authorize the directors to fix the number of directors within a range from five to nine, with the number of directors set at eight so that the Company may, if it so chooses, have greater flexibility in increasing the size of the Board of Directors. In contrast to the Bylaws of MPC California, however, the Bylaws of MPC Delaware provide that the range of the number of directors may be changed by the Board of Directors without further shareholder approval. See "Significant Differences Between the Corporation Laws of California and Delaware-Size of the Board of Directors".


    MONETARY LIABILITY OF DIRECTORS. The Articles of Incorporation of MPC California and the Certificate of Incorporation of MPC Delaware both provide for the elimination of personal monetary liability of directors to the fullest extent permissible under the laws of each corporation's respective state of incorporation. The provision eliminating monetary liability of directors set forth in the Certificate of Incorporation of MPC Delaware is potentially more expansive in that it incorporates future amendments to Delaware law with respect to the elimination of such liability.


SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF CALIFORNIA AND DELAWARE

    The General Corporation Laws of California and Delaware differ in many respects. While not all of such differences are summarized in this Proxy Statement, a number of the principal differences which could materially affect the rights of shareholders are discussed below.


    SIZE OF THE BOARD OF DIRECTORS. Under California law, although changes in the number of directors must in general be approved by a majority of the outstanding shares, the Board of Directors may fix the exact number of directors within a stated range set forth in the articles of incorporation or bylaws, if that stated range has been approved by the shareholders. Delaware law permits the Board of Directors alone to change the authorized number, or the range, of directors by amendment to the bylaws, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the certificate of incorporation (in which case a change in the number of directors may be made only by amendment to the certificate of incorporation approved by the stockholders). The Certificate of Incorporation of MPC Delaware provides that the number of directors shall be as specified in the Bylaws and authorizes the Board of Directors to make, alter, amend or repeal the Bylaws. The Board of Directors of MPC Delaware may therefore change the authorized range, as well as the exact number, of directors. If the Reincorporation Proposal is approved, the eight directors of MPC California who were elected at the Annual Meeting of Shareholders will continue as directors of MPC Delaware after the Proposed Reincorporation is consummated.


    CUMULATIVE VOTING. Under California law, if any shareholder gives notice of his or her intention to cumulate votes for the election of directors, any other shareholder of the corporation is also entitled to cumulate his or her votes at such election. Under Delaware law, cumulative voting in the election of directors is not mandatory. THE CERTIFICATE OF INCORPORATION OF MPC DELAWARE DOES NOT PROVIDE FOR CUMULATIVE VOTING, SO THAT UNLESS THE CERTIFICATE OF INCORPORATION OF MPC DELAWARE IS AMENDED FOLLOWING THE PROPOSED REINCORPORATION TO SPECIFY


                                          7.

CUMULATIVE VOTING (WHICH MAY BE DONE ONLY WITH STOCKHOLDER APPROVAL), STOCKHOLDERS OF MPC DELAWARE WILL HAVE NO CUMULATIVE VOTING RIGHTS. The elimination of cumulative voting would limit the ability of minority stockholders to obtain representation on the Board of Directors.

    CLASSIFIED BOARD OF DIRECTORS. A classified board is one on which a certain number of the directors, but not all, are elected on a rotating basis each year. Under California law, directors must be elected annually, and, therefore, a classified board is not permitted. Delaware law permits, but does not require, a classified board of directors, with staggered terms under which one-half or one-third of the directors are elected for terms of two or three years, respectively. This method of electing directors makes changes in the composition of the board of directors, and thus a change in control of a corporation, a lengthier and more difficult process. The MPC Delaware Certificate of Incorporation and Bylaws do not provide for a classified board of directors. The establishment of a classified board following the Proposed Reincorporation would require the approval of the stockholders of MPC Delaware.


    POWER TO CALL SPECIAL SHAREHOLDERS' MEETINGS. Under California law, a special meeting of shareholders may be called by the board of directors, the chairman of the board, the president, the holders of shares entitled to cast not less than ten percent of the votes at such meeting and such additional persons as are authorized by the articles of incorporation or the bylaws. Under Delaware law, a special meeting of stockholders may be called by the board of directors or by any other person authorized to do so in the certificate of incorporation or the bylaws. The Bylaws of MPC Delaware provide that special meetings of stockholders may be called only by the board of directors or the chairman of the board pursuant to a resolution adopted by a majority of the total number of directors. Following the Proposed Reincorporation, the Board of Directors of MPC Delaware could (although it has no current intention to do so) amend the Bylaws to limit or eliminate the right of stockholders to call a special meeting of stockholders. Any such limitation could make it more difficult for stockholders to initiate action that is opposed by the Board of Directors.



    ACTION BY WRITTEN CONSENT. Both the Delaware and California law permit stockholders, unless specifically prohibited by the certificate or articles of incorporation, to take action without a meeting by the written consent of the holders of at least the number of shares necessary to authorize or take such action at a meeting at which all shares entitled to vote therein were present and voted. Action by written consent may, in some circumstances, permit the taking of stockholder action opposed by the Board of Directors more rapidly than would be possible if a meeting of stockholders were required. The Bylaws of MPC California currently provide for such stockholder action by written consent. However, in connection with its evaluation of the Proposed Reincorporation, the Board of Directors has determined that it is important that it be able to give advance notice of and consideration to any such stockholder action, and that stockholders be able to discuss at a meeting matters which may affect their rights. Accordingly, the Certificate of Incorporation of MPC Delaware includes a prohibition on stockholder action by written consent without a meeting.


    STOCKHOLDER APPROVAL OF CERTAIN BUSINESS COMBINATIONS. In the last several years, a number of states (but not California) have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders, more difficult. Under Section 203 of the Delaware General Corporation Law ("Section 203"), certain "business combinations" with "interested stockholders" of Delaware corporations are subject to a three-year moratorium unless specified conditions are met.


    Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested stockholder" for three years following the time that such person becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or group who or which owns 15% or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliated associate of the corporation and was the owner of 15% or more of such voting stock at any time within the previous three years.



                                          8.

    For purposes of Section 203, the term "business combination" is defined broadly to include mergers with or caused by the interested stockholder; sales or other dispositions to the interested stockholder (except proportionately with the corporation's other stockholders) of assets of the corporation or a subsidiary equal to ten percent or more of the aggregate market value of the corporation's consolidated assets or its outstanding stock; the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock); or any receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.


    The three-year moratorium imposed on business combinations by Section 203 does not apply if (i) prior to the time on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns 85% of the corporation's voting stock upon consummation of the transaction which made him or her an interested stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans which do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the time such person becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by sixty-six and two-thirds percent (66-2/3%) of the voting stock not owned by the interested stockholder.



    Section 203 applies only to Delaware corporations which have a class of voting stock that is listed on a national securities exchange, are quoted on an interdealer quotation system such as NASDAQ (as is MPC California, and as MPC Delaware would be) or are held of record by more than 2,000 stockholders. However, a Delaware corporation may elect not to be governed by Section 203 by a provision in its original certificate of incorporation or an amendment thereto or to the bylaws, which amendment must be approved by a majority of the shares entitled to vote and, in the case of a bylaw amendment, may not be further amended by the board of directors. MPC Delaware does not intend to elect not to be governed by Section 203, therefore, Section 203 will apply to MPC Delaware.


    The Company believes that Section 203 will have the effect of encouraging any potential acquiror to negotiate with the Company's Board of Directors.
Section 203 should also discourage certain potential acquirors unwilling to comply with its provisions.


    REMOVAL OF DIRECTORS. Under California law, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote; however, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting. Under Delaware law, a director of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote. In the case of a Delaware corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause unless the shares voted against such removal would not be sufficient to elect the director under such cumulative voting procedures. A director of a corporation with a classified board of directors may be removed only for cause, unless the certificate of incorporation otherwise provides. The Certificate of Incorporation of MPC Delaware provides that any director may be removed from office at any time with or without cause but only on the affirmative vote of the holders of at least 80 percent of the voting power of the then outstanding voting stock.



                                          9.

    FILLING VACANCIES ON THE BOARD OF DIRECTORS. Under California law, any vacancy on the board of directors, other than one created by removal of a director, may be filled by the board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the remaining directors in office, or the affirmative vote of a majority of the remaining directors at a meeting. A vacancy created by removal of a director may be filled by the board only if so authorized by a corporation's articles of incorporation or by a bylaw approved by the corporation's shareholders. MPC California's Bylaws do not permit directors to fill vacancies created by removal of a director. Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) unless otherwise provided in the certificate of incorporation or bylaws. The Bylaws of MPC Delaware provide, that any vacancy resulting from death, resignation, retirement, disqualification, removal from office, or other cause and newly created directorships, may only be filled by the affirmative vote of a majority of the remaining directors. Following the Proposed Reincorporation, the Board of Directors of MPC Delaware could (although it has no current intention to do so) amend the Bylaws to provide that directors may fill any vacancy created by the removal of a director by the stockholders.



    LOANS TO OFFICERS AND EMPLOYEES. Pursuant to California law and the Bylaws of MPC California, the Board of Directors of the Company is currently authorized to approve loans or guaranties to or on behalf of officers (whether or not such officers are directors) if the board determines that such loans or guaranties may reasonably be expected to benefit the corporation. Under Delaware law, a corporation, its officers or other employees may make loans to, guarantee the obligations of or otherwise assist its officers or other employees of those of its subsidiaries (including directors who are also officers or employees) when such action, in the judgment of the directors, may reasonably, be expected to benefit the corporation.


    INDEMNIFICATION AND LIMITATION OF LIABILITY. California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit a corporation to adopt a provision in its articles of incorporation or certificate of incorporation eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty of care. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability.

    The Articles of Incorporation of MPC California eliminate the liability of directors to the corporation to the fullest extent permissible under California law.

    California law does not permit the elimination of monetary liability where such liability is based on: (i) intentional misconduct or knowing and culpable violation of law; (ii) acts or omissions that a director believes contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (iii) receipt of an improper personal benefit; (iv) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (v) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (vi) interested transactions between the corporation and a director in which a director has a material financial interest; or (vii) liability for improper distributions, loans or guarantees.

    The Certificate of Incorporation of MPC Delaware also eliminates the liability of directors to the fullest extent permissible under Delaware law, as such law exists currently or as it may be amended in the future. Under Delaware law, such a provision may not eliminate or limit director monetary liability for
(i) breaches of the director's duty of loyalty to the corporation or its stockholders; (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (iii) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (iv) transactions in which the director received an improper personal benefit. Such a limitation of liability provision also may not limit a director's liability for violation of, or otherwise relieve MPC Delaware or its directors from the necessity of complying with federal or state securities laws or affect the availability of nonmonetary remedies such as injunctive relief or rescission.


                                         10.

    California law permits indemnification of expenses incurred in derivative or third-party actions, except that with respect to derivative actions (i) no indemnification may be made without court approval when a person is adjudged liable to the corporation in the performance of that person's duty to the corporation and its shareholders, unless a court determines that person is entitled to indemnity for expenses, and then such indemnification may be made only to the extent that the court so determines, and (ii) no indemnification may be made without court approval in respect of amounts paid or expenses incurred in settling or otherwise disposing of a threatened or pending action or in respect of amounts incurred in defending a pending action which is settled or otherwise disposed of without court approval.

    Indemnification is permitted by California law only for acts taken in good faith and believed to be in the best interests of the corporation and its shareholders, as determined by a majority vote of a disinterested quorum of the directors, independent legal counsel (if a quorum of independent directors is not obtainable), a majority vote of a quorum of the shareholders (excluding shares owned by the indemnified party), or the court handling the action. California law requires indemnification when the individual has successfully defended the action on the merits (as opposed to Delaware law which requires indemnification relating to any successful defense, whether on the merits or otherwise).


    Delaware law generally permits indemnification of expenses (including attorneys' fees) incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a majority vote of the disinterested directors even though less than a quorum, by independent legal counsel or by stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or (in contrast to California law) not opposed to the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Delaware law also requires indemnification of expenses when the individual being indemnified has successfully defended the action on the merits or otherwise.


    California corporations may include in their articles of incorporation a provision which extends the scope of indemnification through agreements, bylaws or other corporate action beyond that specifically authorized by statute. The Articles of Incorporation of MPC California include such a provision.

    A provision of Delaware law states that the indemnification provided by statute shall not be deemed exclusive of any other rights under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise. As a result, Delaware law permits the indemnification agreements such as those entered into by MPC California with its officers and directors, and such agreements will be assumed by MPC Delaware upon completion of the Proposed Reincorporation.

    The indemnification and limitations of liability provisions of California law, and not Delaware law, will apply to actions of the directors and officers of MPC California taken prior to the Proposed Reincorporation.

    INSPECTION OF SHAREHOLDERS' LIST. Both California and Delaware law allow any shareholder to inspect a corporation's shareholders' list for a purpose reasonably related to such person's interest as a shareholder. California law provides, in addition, an absolute right to inspect and copy the corporation's shareholders' list to persons holding an aggregate of 5% or more of a corporation's voting shares, or shareholders holding an aggregate of 1% or more of such shares who have filed a Schedule 14B with the Securities and Exchange Commission relating to the election of directors. Delaware law does not provide for any such absolute right of inspection, and no such right is granted under the Certificate of Incorporation or Bylaws of MPC Delaware.

    DIVIDENDS AND REPURCHASES OF SHARES. California law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus are retained under Delaware law.

    Under California law, a corporation may not make any distribution (including dividends, whether in cash or other property, and repurchases of its shares) unless either the corporation's retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution or, immediately after


                                         11.

giving effect to such distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to 6-1/4 times its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation's current assets would be at least equal to its current liabilities (or 6-1/4 times its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years). Under California law, there are exceptions to the foregoing rules for repurchases of shares in connection with certain rescission actions or pursuant to certain employee stock plans.

    Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if such redemption or repurchase would not impair the capital of the corporation.

    To date, the Company has not paid cash dividends on its capital stock. It is the current policy of the Board of Directors to retain earnings for use in the Company's business, and therefore, the Company does not anticipate paying cash dividends on its Common Stock in the foreseeable future.


    SHAREHOLDER VOTING. Both California and Delaware law generally require that the holders of a majority in voting power of the outstanding shares of stock of both acquiring and target corporations entitled to vote approve statutory mergers. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (i) the merger agreement does not amend the existing certificate of incorporation, (ii) each share of the surviving corporation outstanding before the merger is an identical outstanding or treasury share after the merger, and (iii) the number of shares to be issued by the surviving corporation in the merger does not exceed 20% of the shares outstanding immediately prior to the merger. California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity.



    Both California and Delaware law also require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the outstanding voting shares of the corporation transferring such assets.



    With certain exceptions, California law also requires that mergers, reorganizations, certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. By contrast, Delaware law generally does not require class voting, except in certain transactions involving an amendment to the certificate of incorporation which adversely affects a specific class or series of shares.


    California law also requires that holders of nonredeemable common stock receive nonredeemable common stock in a merger of the corporation with the holder of more than 50% but less than 90% of such common stock or its affiliate unless all of the holders of such common stock consent to the transaction. This provision of California law may have the effect of making a "cash-out" merger by a majority shareholder more difficult to accomplish. Delaware law has no comparable provision.

    California law also provides that except in certain circumstances, when a tender offer or a proposal for a reorganization or for a sale of assets is made by an interested party (generally, a controlling or managing party of the target corporation), an affirmative opinion in writing as to the fairness of the consideration to be paid to the shareholders must be delivered to shareholders. This fairness opinion requirement does not apply to a corporation which does not have shares held of record by at least 100 persons, or to a transaction which has been qualified under California state securities laws. Furthermore, if a tender of shares or vote is sought pursuant to an interested party's proposal and a later proposal is made by another party at least ten days prior to the


                                         12.

date of acceptance of the interested party proposal, the shareholders must be informed of the later offer and be afforded a reasonable opportunity to withdraw any vote, consent or proxy, or to withdraw any tendered shares. Again, Delaware law has no comparable provision.


    INTERESTED DIRECTOR TRANSACTIONS. Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable solely because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under California and Delaware law. Under California and Delaware law, either the shareholders or the board of directors must approve any such contract or transaction after full disclosure of the material facts, and in the case of board approval the contract or transaction must also be "just and reasonable" (in California) to the corporation, or (ii) the contract or transaction must have been just and reasonable or fair (in Delaware), as applicable, to the corporation at the time it was approved. In the latter case, California law explicitly places the burden of proof on the interested director. Under California law, if shareholder approval is sought, the interested director is not entitled to vote his shares at a shareholder meeting with respect to any action regarding such contract or transaction. If board approval is sought, the contract or transaction must be approved by a majority vote of a quorum of the directors, without counting the vote of any interested directors (except that interested directors may be counted for purposes of establishing a quorum). Under Delaware law, if board approval is sought, the contract or transaction must be approved by a majority of the disinterested directors (even though less than a majority of a quorum). Therefore, certain transactions that the Board of Directors of MPC California might not be able to approve because of the number of interested directors, or the exclusion of interested director shares, could be approved by a majority of the disinterested directors of MPC Delaware, although less than a majority of a quorum, or by a majority of all voting shares, which might not include a majority of the disinterested shares. The Company is not aware of any plans to propose any transaction involving directors of the Company which could not be so approved under California law but could be so approved under Delaware law.



    VOTING BY BALLOT. California law provides that the election of directors may proceed in the manner described in a corporation's bylaws. MPC California's Bylaws provide that the election of directors at a shareholders' meeting may be by voice vote or ballot, unless prior to such vote a shareholder demands vote by ballot, in which case such vote must be by ballot. Under Delaware law, the right to vote by written ballot may be restricted if so provided in the certificate of incorporation. The Certificate of Incorporation of MPC Delaware provides that unless and except to the extent that the Bylaws shall so require, the election of directors need not be by written ballot. The Bylaws of MPC Delaware provide that election shall be by written ballot.


    SHAREHOLDER DERIVATIVE SUITS. California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. Under Delaware law, a stockholder may only bring a derivative action on behalf of the corporation if the stockholder was a stockholder of the corporation at the time of the transaction in question or his or her stock thereafter devolved upon him or her by operation of law. California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bonding requirement.


    APPRAISAL RIGHTS. Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction. Under Delaware law, unless the Certificate of Incorporation otherwise provides, such appraisal rights are not available (i) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation, (ii) with respect to a merger or



                                         13.

consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation which are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares, or any combination thereof, or (iii) to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger because the merger agreement does not amend the existing certificate of incorporation, each share of the surviving corporation outstanding prior to the merger is an identical outstanding or treasury share after the merger, and the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to the merger and if certain other conditions are met.



    The limitations on the availability of appraisal rights under California law are different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange or on a list of over-the-counter margin stocks issued by the Board of Governors of the Federal Reserve System (as are the shares of MPC California) generally do not have such appraisal rights unless the holders of at least 5% of the class of outstanding shares claim the right or unless the corporation or any law restricts the transfer of such shares. Appraisal rights are unavailable, however, if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity. In general, California law affords appraisal rights in sale of assets reorganizations.


    As a consequence of the foregoing, appraisal or dissenters' rights are not available to shareholders of MPC California with respect to the Reincorporation Proposal.

    DISSOLUTION. Under California law, shareholders holding 50% or more of the total voting power may authorize a corporation's dissolution, with or without the approval of the corporation's board of directors, and this right may not be modified by the articles of incorporation. Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be approved by stockholders holding 100% of the total voting power of the corporation. Only if the dissolution is initiated by the board of directors may it be approved by a simple majority of the corporation's stockholders. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority voting requirement in connection with dissolutions. MPC Delaware's Certificate of Incorporation contains no such supermajority voting requirement, however, and a majority of shares voting at a meeting at which a quorum is present would be sufficient to approve a dissolution of MPC Delaware which had previously been approved by its Board of Directors.

APPLICATION OF THE GENERAL CORPORATION LAW OF CALIFORNIA TO DELAWARE
CORPORATIONS

    Under Section 2115 of the California General Corporation Law, certain foreign corporations (i.e. corporations not organized under California law) are placed in a special category if they have characteristics of ownership and operation which indicate that they have significant contacts with California.
So long as a Delaware or other foreign corporation is in this special category, and it does not qualify for one of the statutory exemptions, it is subject to a number of key provisions of the California General Corporation Law applicable to corporations incorporated in California. Among the more important provisions are those relating to the election and removal of directors, cumulative voting, prohibition of classified boards of directors, standards of liability and indemnification of directors, distributions, dividends and repurchases of shares, shareholder meetings, approval of certain corporate transactions, dissenters' and appraisal rights and inspection of corporate records. See "Significant Differences Between the Corporation Laws of California and Delaware" above.

    Exemptions from Section 2115 are provided for corporations whose shares are listed on a major national securities exchange or are traded in the NASDAQ National Market System and which have 800 or more shareholders of record. Following the Proposed Reincorporation, the Common Stock of MPC Delaware will be traded on the NASDAQ National Market System, and held beneficially by more than 800 stockholders as of the record date of its most recent annual meeting and, accordingly, MPC Delaware will be exempt from Section 2115.


                                         14.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    The following is a discussion of certain federal income tax consequences to holders of MPC California Common Stock who receive MPC Delaware Common Stock in exchange for their MPC California Common Stock as a result of the Proposed Reincorporation. The discussion does not address all the tax consequences of the Proposed Reincorporation that may be relevant to particular MPC California shareholders, such as dealers in securities, holders of stock options or those MPC California shareholders who acquired their shares upon the exercise of stock options. In view of the varying nature of such tax consequences, each shareholder is urged to consult its own tax advisor as to the specific tax consequences to it of the Proposed Reincorporation, including the applicability of federal, state, local or foreign tax laws.


    The Company has not requested a ruling from the Internal Revenue Service (the "IRS") with respect to the federal income tax consequences of the Proposed Reincorporation under the Internal Revenue Code of 1986, as amended (the "Code"). The Company will, however, receive an opinion from its legal counsel, Graham & James, substantially, to the effect that: (i) the Proposed Reincorporation will constitute a tax-free reorganization under Section 368(a) of the Code; (ii) no gain or loss will be recognized by holders of Common Stock of MPC California upon receipt of Common Stock of MPC Delaware pursuant to the Proposed Reincorporation; (iii) the aggregate tax basis of the Common Stock of MPC Delaware received by each shareholder will be the same as the aggregate tax basis of the Common Stock of MPC California held by such shareholder at the time of the Proposed Reincorporation; and (iv) the holding period of the Common Stock of MPC Delaware received by each shareholder of MPC California will include the period for which such shareholder held the Common Stock of MPC California surrendered in exchange therefor, provided that such MPC California stock was held by such shareholder as a capital asset at the time of the Proposed Reincorporation. Counsel's opinion will be subject to certain assumptions and qualifications and will be based upon certain representations made by the management of MPC California. Counsel's opinion is not binding upon the IRS nor does it preclude the IRS from taking a contrary position.


    A successful IRS challenge to the tax-free status of the Proposed Reincorporation would result in a shareholder recognizing gain or loss with respect to each share of MPC California Common Stock surrendered equal to the difference between that shareholder's basis in such share and the fair market value, as of the time of the Proposed Reincorporation, of the MPC Delaware Common Stock received in exchange therefor. In such event, a shareholder's aggregate basis in the shares of MPC Delaware Common Stock received in the exchange would equal such fair market value, and his or her holding period for such shares would not include the period during which he or she held MPC California Common Stock.


    State, local or foreign income tax consequences to shareholders may vary from the federal tax consequences described above. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE EFFECT OF THE REINCORPORATION PROPOSAL UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN INCOME TAX OR FRANCHISE TAX LAWS.


    The Company should not recognize gain or loss for federal income tax purposes as a result of the Proposed Reincorporation, and MPC Delaware will succeed without adjustment to the federal income tax attributes of MPC California.

VOTE REQUIRED FOR THE REINCORPORATION PROPOSAL

    Approval of the Reincorporation Proposal, which includes approval of the Merger Agreement, MPC Delaware's Certificate of Incorporation and Bylaws, and approval of the assumption of MPC California's stock option plan and stock purchase plan by MPC Delaware, requires the affirmative vote of a majority of the shares of MPC California Common Stock outstanding on the Record Date.

    THE BOARD RECOMMENDS A VOTE "FOR" THE PROPOSED REINCORPORATION IN DELAWARE. THE EFFECT OF AN ABSTENTION IS THE SAME AS THAT OF A VOTE AGAINST THE REINCORPORATION PROPOSAL.


                                         15.

       PROPOSAL NO. 2 -- AMENDMENT AND RESTATEMENT OF ARTICLES OF INCORPORATION
             TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK


    The capital structure of MPC Delaware includes an authorization of 70,000,000 shares of Common Stock, a level which the Board of Directors believes should be adequate for the present and for the reasonably foreseeable future.
In the event that, for any reason, the Company's reincorporation in Delaware is not implemented, the Board believes that it is desirable for MPC California to have a capital structure which is similar to the one proposed for MPC Delaware. Therefore, the Board of Directors has unanimously approved the Amendment and Restatement of MPC California's Articles of Incorporation to amend Article THREE of the Company's Restated Articles of Incorporation to increase the number of shares of presently authorized Common Stock from 20,000,000 to 70,000,000, and recommends such amendment to the Company's shareholders for adoption. At June 11, 1996, 8,708,588 shares of Common Stock were outstanding.



    The principal purpose of this proposed amendment is to make additional shares of Common Stock available in the event the Board of Directors determines that it is necessary to raise additional capital through the sale of securities, to grant options to the Company's employees or to utilize stock in the acquisition of other companies, businesses or assets. Management of the Company has no agreements or commitments at the present time for the issuance or use of shares of Common Stock, except for the reservation of 1,740,000 shares under the Company's First Amended and Restated 1993 Stock Option Plan (the "Option Plan").



    The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's shareholders, depending upon the exact nature and circumstances of any actual issuances of such additional authorized but unissued shares. The increase could have an antitakeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions which could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal.

    In addition, an issuance of additional shares by the Company could have an effect on the potential realizable value of a shareholder's investment. In the absence of a proportionate increase in the Company's earnings and book value, an increase in the aggregate number of outstanding shares of the Company caused by the issuance of the additional shares could dilute the earnings per share and book value per share of all outstanding shares of the Company's stock. If such factors were reflected in the price per share of Common Stock, the potential realizable value of a shareholder's investment could be affected.

    The amendment and restatement of the Articles of Incorporation requires the affirmative vote of a majority of the outstanding shares of Common Stock.


      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSED
              AMENDMENT TO THE ARTICLES OF INCORPORATION.

            PROPOSAL NO. 3 -- AMENDMENT OF FIRST AMENDED AND
                   RESTATED 1993 STOCK OPTION PLAN


    A total of 315,000 shares of Common Stock originally was reserved for issuance under the Option Plan which was originally adopted on August 31, 1993 by the Company. By subsequent amendments adopted by the Board of Directors and the shareholders, the number of shares originally reserved for issuance under the Option Plan has been increased from 315,000 to 915,000 on January 12, 1994, to 1,200,000 shares on October 19, 1994, subject to shareholder approval. In May 1996, the Board of Directors approved, and the shareholders are being asked to ratify, an amendment reserving an additional 540,000 shares for the Option Plan, bringing the total shares reserved under the Option Plan to 1,740,000 shares of Common Stock. Options granted



                                         16.

under the Option Plan may be either "incentive stock options", as defined in
Section 422A of the Internal Revenue Code of 1986 (the "Code"), or nonstatutory stock options. The tax treatment of incentive stock options and nonstatutory options is described below under "Tax Information". The affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock present and entitled to vote at the meeting is required to approve the amendment. As of June 11, 1996, the aggregate market value of the Company's common stock subject to the Option Plan was $7,500,000. The principal features of the Option Plan are as follows:


PURPOSE

    The purposes of the Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the employees and consultants of the Company and to promote the growth and success of the Company's business. The Option Plan is also meant to attract and retain, as its Board of Directors, knowledgeable persons of broad business or professional experience who have no employment relationship with the Company by providing automatic grants of nonstatutory stock options to the Company's non-employee directors ("Outside Directors Options").

ADMINISTRATION


    The Option Plan is administered by the Board of Directors or a committee of the Board of Directors called the Compensation Committee which meets the requirements of Section 162(m)(4)(C)(i) of the Code. Options granted under the Option Plan may be either incentive stock options or nonstatutory stock options. The Board of Directors or the committee determines the criteria upon which employee options are granted. The Board of Directors or a duly appointed committee has the power to terminate or amend the Option Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. The Option Plan is administered by the Board in compliance with the "disinterested administration" requirement of Rule 16b-3 of the Securities Exchange Act of 1934, as amended. The Board has no authority, discretion or power to select the Outside Directors of the Company who will receive Outside Director Options under the Plan, nor to set the terms and conditions, or alter the terms or conditions specified in the Plan with respect to Outside Directors Options.


ELIGIBILITY


    The Option Plan provides that options may be granted to employees, including officers and directors who are also employees, and consultants of the Company, directors or any of its subsidiaries. The Company had 200 employees as of June 11, 1996, all of whom are eligible to participate in the Option Plan. The Board of Directors or the Compensation Committee, as the case may be, selects the optionees and determines the number of shares to be subject to each option. No employee may be granted options to purchase in excess of 60,000 shares during any fiscal year; provided, however, that new hires may be granted employee options for up to 90,000 shares during the first fiscal year of such person's employment with the Company, subject to adjustment in the event of stock dividends, stock splits, reverse stock splits and combinations, reclassifications or like changes in the capital structure of the Company.


TYPES OF OPTIONS

    The Option Plan consists of (i) employee stock options which provide for the grant of both incentive stock options which meet the requirements of Section 422 of the Code and which may be granted only to employees, including officers and directors who are also employees, and nonstatutory stock options that do not meet such requirements and which may be granted to prospective employees, consultants and independent contractors of the Company, and (ii) Outside Directors Options, which are nonstatutory stock options that may be granted to non-employee directors of the Company.


                                         17.

TERMS OF OPTIONS


    Each option is evidenced by a stock option agreement between the Company and the employee, consultant or director to whom such option is granted in such form as the Board or the Compensation Committee, as the case may be, shall from time to time establish and is subject to the following additional terms and conditions:



    EXERCISE OF THE OPTION: The Board of Directors or the Compensation Committee, as the case may be, determines when options granted under the Option Plan may be exercised. An option is exercised by giving written notice of exercise to the Company, specifying the number of whole shares of Common Stock to be purchased and tendering payment to the Company of the purchase price. Payment for shares issued upon exercise of an option may consist of cash, promissory note, exchange of shares of the Company's Common Stock or such other consideration as determined by the Board of Directors or the Compensation Committee and as permitted by the California Corporations Code.


    OPTION PRICE: The option price under the Option Plan is determined by the Board of Directors or the Compensation Committee and may not be less than the fair market value of the Company's Common Stock on the date the option is granted. In the case of an option granted to a person who, at the time of grant of such option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any parent or subsidiary corporation, the option price may not be less than 110% of the fair market value of the Company's Common Stock on the date the option is granted. The Board of Directors of the Company or the Compensation Committee determines such fair market value based upon the closing sales price of the Common Stock on the NASDAQ National Market System on the date the option is granted.

    TERMINATION OF EMPLOYMENT: The option agreements provide that if the optionee's employment or consulting relationship with the Company is terminated for any reason, other than death or disability or termination for cause, options may be exercised within three months after the date on which the optionee ceased to be an employee and may be exercised only to the extent the options were exercisable on the date of termination.

    DEATH: If an optionee should die while employed by or consulting for the Company, options may be exercised at any time within 12 months after the date the optionee's service with the Company terminated, but only to the extent that the options would have been exercisable at the date of death, if an optionee should die within three months after termination of employment or a consulting relationship with the Company, the option may be exercised within 12 months after death to the extent the option was exercisable on the date of such termination.

    DISABILITY: If an optionee is unable to continue his employment or consulting relationship with the Company as a result of his total and permanent disability, options may be exercised at any time within 12 months after the date the optionee's service with the Company terminated, but only to the extent the option was exercisable on the date of such termination.


    TERMINATION OF OPTIONS: All options granted under the Option Plan expire ten (10) years from the date of grant.


    NONTRANSFERABILITY OF OPTIONS: An option is not transferable by the optionee, other than by will or the laws of descent and distribution, and is exercisable only by the optionee during his or her lifetime or, in the event of death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

    ACCELERATION OF OPTIONS: In the event of a merger or consolidation in which the Company is not the surviving entity, all outstanding options under the Option Plan shall become immediately exercisable as of the date 30 days prior to the date of transfer of control, if such options would otherwise terminate upon consummation of the transaction, unless the acquiring corporation either assumes the options granted under


                                         18.

the Option Plan or else substitutes its own options for the Option Plan options. Any options which are neither assumed or substituted for by the acquiring corporation nor exercised as of the date of the transfer of control, will terminate effective as of the date of transfer of the control.

    OTHER PROVISIONS: The option agreement may contain such other terms, provisions and conditions not inconsistent with the Option Plan as may be determined by the Board of Directors or the Compensation Committee.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION

    As discussed above, the Option Plan provides that upon, among other things, the dissolution, liquidation, reorganization, merger or consolidation of the Company or the sale of all or substantially all of the assets of the Company, or transfer of control (as such term is defined under Section 7.1 of the Option
Plan), all outstanding options under the Option Plan shall become immediately exercisable as of the date 30 days prior to the date of transfer of control if such options would otherwise terminate upon consummation of the transaction or if the surviving or successor corporation as the case may be, does not assume the Company's obligations under the Option Plan or substitute for such outstanding options.

AMENDMENT AND TERMINATION

     The Board of Directors, including any duly appointed committee of the Board, may terminate or amend the Option Plan or the option granted under the Plan at any time without approval of the Company's shareholders; provided, however, that shareholder approval is required for any amendment which would increase the total number of shares which may be issued under the Option Plan (except by operation of the provisions of Section 4.2 of the Option Plan relating to changes in the capital structure of the Company), change the class of persons eligible to receive incentive stock options under the Option Plan, or expand the class of persons eligible to receive nonstatutory stock options. Further, the provisions of the plan addressing eligibility for Outside Directors options, and the amount, price and timing of grants of those options shall not be amended more than every six (6) months, other than to conform to changes in the Code, or the rules thereunder. The Board will also seek shareholder approval for any amendment to the Option Plan or an option which the Board deems shareholder approval is necessary in order to comply with Rule 16b-3 of the Securities Exchange Act of 1934, as amended, relating to the pooling of shares available under the Option Plan.

In any event, all options shall be granted, if at all, under the Option Plan within ten years of August 31, 1993.

TAX INFORMATION


    If an option granted under the Option Plan is an incentive stock option, the optionee will recognize no income upon grant of the incentive stock option and incur no tax liability due to the exercise unless the optionee is subject to the alternative minimum tax. The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale of the shares at least two years after grant of the option and one year after receipt of the shares by the optionee after exercise, will be treated as long-term capital gain. If these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain recognized on such a premature sale of the shares in excess of the amount treated as ordinary income will be characterized as capital gain. Under current federal law, capital gain is fully included in gross income and is taxed at a rate of 28%. Under current law, capital losses are allowed in full against capital gains plus $3,000 of other income.


    All other options which do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option.


                                         19.

However, upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the option price. The income recognized by the optionee will be subject to tax withholding by the Company by payment in cash or out of the current earnings paid to the optionee. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain or loss. Under current federal law, capital gain is fully included in gross income and is taxed at a rate of 28%. Under current federal law, capital losses are allowed in full against capital gains plus $3,000 of other income. The Company will be entitled to a tax deduction in the amount and at the time that the optionee recognizes ordinary income with respect to shares acquired upon exercise of a nonstatutory option.


    The foregoing is only a summary of the effects of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options and purchase of shares under the Option Plan. Reference should be made to the applicable provisions of the Code. In addition, this summary does not discuss the income tax laws of any state or foreign country in which an optionee may reside.

VOTE REQUIRED


    Approval of this Amendment to the Option Plan requires the affirmative vote of a majority of the outstanding shares of Common Stock.


    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE INCREASE IN THE NUMBER OF SHARES RESERVED UNDER THE OPTION PLAN.



EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES



    In addition to Mr. Dean, President and Chief Executive Officer, the other executive officers and significant employees of the Company as of June 11, 1996, are listed below:





Name                              Age       Since     Position
Robert J. Otto               55        1996      Executive Vice President
William H. Bender            41        1993      Business Manager of Food Service Sales
Karen Borie                  42        1996      Director of Special Sales
Anthony W. Giannini          36        1993      Senior Vice President of Sales
Carolyn  Mar                 42        1996      Vice President of Legal Affairs; Secretary
Paul Eldering                          1996      Acting Chief Financial Officer
Donald L. Milan              47        1993      Business Manager of Canadian and Military Sales
Marshall Stevens             55        1995      Senior Vice President of Manufacturing




                                         20.

    The principal occupations of certain other officers and significant employees of the Company, for the past five years, are as follows:



    ROBERT J. OTTO, EXECUTIVE VICE PRESIDENT. Mr. Otto joined the Company as its Executive Vice President in April 1996. Mr. Otto was the Executive Vice President of Koala Springs, a beverage company, from July 1994 to October 1995, and the Senior Vice President - Sales of Nestle Beverage Company from January 1976 to April 1994. Mr. Otto also served as a Director of Koala Springs International/Koala Springs Group.



     WILLIAM H. BENDER, BUSINESS MANAGER OF FOOD SERVICE SALES. Mr. Bender joined the Company as Vice President of Training in July 1993. From 1988 to 1993, Mr. Bender was a food service consultant for a sole proprietorship operating under the name Results in Management and specializing in operational control methods to help food service operators maintain and increase profitability. From 1974 to 1987, Mr. Bender was employed by Oceans 8 restaurants, as General Manager of its steak and seafood restaurant located in San Diego, California and later as its Vice President of Operations responsible for opening new restaurants and supervising multiple locations in the San Diego market.



     KAREN L. BORIE, DIRECTOR OF SPECIAL SALES.  Ms. Borie joined the
Company in April 1996 as Director of Special Sales and is responsible for the management of and sales to wholesale clubs and mass merchandisers, and assisting in the expansion of the food service business. From 1991 to 1996, Ms. Borie was President and owner of a national sales broker, KB Marketing and Associates, where she was responsible for calls and sales to clubs, mass merchandisers, and retail chain stores. In that capacity, she represented several national companies including, Nestle Beverage, Koala Springs International, Inc., and Vigo Importing Company. From 1981 to 1991, Ms. Borie was with Nestle/Hills Bros. Coffee Company, starting as a sales representative, and for the last five years of that period, served as National Sales Manager of Special Sales.



    ANTHONY W. GIANNINI, SENIOR VICE PRESIDENT OF SALES. Mr. Giannini joined the Company in February 1993 as Vice President of Sales/Marketing and is responsible for management of the sales of the Company. From 1991 until he joined the Company, Mr. Giannini was Director of Sales and Marketing for Carriage House Foods which sells condiments and sauces. From 1987 to 1991, Mr. Giannini was with Nestle's Hills Bros. Coffee first as the National Sales Manager for Private Label/Chase & Sanborn Division and then in 1989, he was promoted to General Manager of Gourmet Coffees overseeing a subsidiary company, Sarks Supreme Gourmet Coffee ("Sarks"). He was directly responsible for sales, marketing, distribution and production at Sarks. Mr. Giannini expanded Sarks' markets from Southern California to Northern California, Phoenix, Ohio and Florida, utilizing company-employed route drivers and trucks. From 1982 to 1987, Mr. Giannini was the Western Zone Sales Manager for Bonner Packing Company.



     CAROLYN MAR, VICE PRESIDENT - LEGAL AFFAIRS; SECRETARY. Ms. Mar joined the Company in January 1996. From August 1976 to September 1985, Ms. Mar served as Corporate/Securities Specialist at the law firm of Pettit & Martin.
 From October 1985 to December 1995, Ms. Mar served as a Senior Legal Assistant specializing in major real estate and corporate transactions with the law firm of Heller, Ehrman, White & McAuliffe. Ms. Mar is a member of San Francisco Association of Legal Assistants and the American Society of Corporate Secretaries.



    DONALD L. MILAN, BUSINESS MANAGER OF CANADIAN AND MILITARY SALES. Mr. Milan joined the Company as Vice President of Construction in January 1995, and in May 1996 became Business Manager of Canadian and Military Sales. From April 1981 to December 1994, Mr. Milan served as President of D.L. Milan Co., Inc., a construction company, which performed consulting services for the Company's wholly-owned restaurant subsidiary, Upscale Food Outlets, Inc.
From June 1991 to March 1993, he served as Vice President of Morweg Development Company, a privately-owned, California based residential construction company.



    MARSHALL E. STEVENS, SENIOR VICE PRESIDENT OF MANUFACTURING . Mr. Stevens joined the Company in October 1995 as Senior Vice President of Manufacturing. From July 1964 to September 1995, Mr. Stevens served as Vice President of Manufacturing with Del Monte Corporation, a food manufacturing company, where he assumed overall responsibility for operations of that company's fourteen manufacturing facilities located in the United States.



                                         21.

       No director or executive officer of the Company has any family relationship with any other director or executive officer of the Company.



      David J. Massara resigned as Chief Financial Officer of the Company in May 1996; it is anticipated that a new Chief Financial Officer will be designated on or about July 1, 1996.



                                EXECUTIVE COMPENSATION

       The following table sets forth, for each of the last three fiscal years, the compensation of the Chief Executive Officer and the most highly compensated executive officers of the Company at June 11, 1996.

                              SUMMARY COMPENSATION TABLE




                   ANNUAL COMPENSATION                             LONG TERM COMPENSATION AWARDS

                                                      OTHER                         ALL
                                                      ANNUAL         SECURITIES     OTHER
                                                      COMPENSATION   UNDERLYING     COMPENSATION
Name and           YEAR      SALARY         BONUS($)  ($)            OPTIONS        ($)
Principal                                                               (#)
Position

Norman E. Dean     1995      $58,000(1)     -0-       $1,200 (2)     600,000        -0-
President and
Chief              1994      -0-            -0-                      -0-            -0-
Executive Officer
                   1993      -0-            -0-                      -0-            -0-

Robert J. Otto     1996      $150,000 (3)   -0-       $ (4)          -50,000(5)-    -0-
Executive Vice
President          1995      -0-            -0-       -0-            -0-            -0-

                   1994      -0-            -0-       -0-            -0-            -0-

Anthony W.         1995      $107,520       $36,950   $6,600(6)      -0-            -0-
Giannini
Senior Vice        1994      $101,124       $15,676   -0-            -0-            -0-
President of
Sales              1993      $72,497        -0-       -0-            55,000         -0-

                   1995      $125,000 (7)   $10,069   $4,800(8)      -0-            -0-
David J.
Massara            1994      $16,827 (7)    -0-       $800(8)        40,000         -0-
Chief Financial
Officer (7)        1993      -0-            -0-       -0-            -0-            -0-




(1) Mr. Dean was appointed Chief Executive Officer and President of the Company, effective October 2, 1995, upon the resignation of Mr. Mortensen from those same positions. Prior to that date, Mr. Dean served as a Director of the Company and received no salary.



(2) Mr. Dean received an auto allowance of $400 per month during fiscal year ended 1995. Such auto allowance was increased to $650 per month commencing May 1, 1996.



(3)   Mr. Otto was appointed Executive Vice President effective
      February 12, 1996.



22.

(4) Upon commencement of employment, Mr. Otto received an auto allowance of $400 per month. Effective May 1, 1996, such auto allowance was increased to $650 per month.



(5) The Board granted to Mr. Otto options to purchase 50,000 shares at $6.00 per share, on April 23, 1996, which options become fully vested on February 12, 1999, three years from the date of employment. Mr. Otto holds 2,000 shares as trustee of the Robert J. Otto and Lynn Ann Otto 1985 Trust dated 12-23-85.



(6) During fiscal year ended 1995, Mr. Giannini received an auto allowance of $550 per month. Effective May 1, 1996, such auto allowance was increased to $650 per month.



(7) Mr. Massara was appointed Chief Financial Officer of the Company effective November 7, 1994, and resigned from that position on May 26, 1996. It is anticipated that a new Chief Financial Officer will be designated on or about July 1, 1996.



(8) During fiscal years ended 1994 and 1995, Mr. Massara received an auto allowance of $400 per month.



OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth for the fiscal year ended December 31, 1995, and through June 11, 1996, the options granted to the executive officers named below. During the fiscal year ended December 31, 1995, and June 11, 1996, there were no exercises of stock options by the executive officers named in the table below.





                                                                                         POTENTIAL
INDIVIDUAL GRANTS                                                                        REALIZABLE VALUE AT
                                                                                         ASSUMED ANNUAL
                                                                                         RATES OF STOCK
                                                                                         PRICE APPRECIATION
                                                                                         FOR OPTION TERM
                                                                                         (1)
              NUMBER OF
              SECURITIES     % OF TOTAL OPTIONS GRANTED TO
              UNDERLYING     EMPLOYEES IN FISCAL YEAR
              OPTIONS                                           EXERCISE
              GRANTED (#)                                       OR BASE   EXPIRATI
NAME               (2)                                               PRICE     ON DATE        5% ($)         10% ($)
                                                                ($/SH)

Norman E.     10,000 (3)     1.35%                              $6.50     1-6-2005       $40,878        $103,593
Dean
              10,000 (4)     1.35%                              $6.50     4-19-2005      $40,878        $103,593

              90,000 (5)    12.13%                              $7.00     9-7-2005       $396,204       $1,004,058

             210,000 (6)    28.31%                              $7.00     9-7-2005       $924,475       $2,342,801

             300,000 (7)    40.44%                              $7.00     9-7-2005       $1,320,679     $3,346,859

Robert J.     50,000 (8)      ___%                               -0-       --             --             --
Otto

Anthony       (9)            -0-                                 -0-       --             --             --
W. Giannini

David J.      -0-            -0-                                 -0-       --             --             --
Massara (10)




                                         23.

(1) The assumed annual rates of appreciation in the table are shown for illustrative purposes only pursuant to applicable Securities and Exchange Commission requirements. Actual values realized on stock options are dependent on actual future performance of the Company's stock, among other factors. Accordingly, the amounts shown may not necessarily be realized.



(2) The 1993 Stock Option Plan provides that upon, among other things, the dissolution, liquidation, reorganization, merger or consolidation of the Company or the sale of all or substantially all of the assets of the Company, or transfer of control (as such term is defined under Section 7.1 of the Plan), all outstanding options under the 1993 Stock Option Plan shall become immediately exercisable as of the date 30 days prior to the date of transfer of control if such options would otherwise terminate upon consummation of the transaction or if the surviving or successor corporation as the case may be, does not assume the Company's obligations under the 1993 Stock Option Plan or substitute for such outstanding options.



(3) Mr. Dean was granted non-employee director options to purchase 10,000 shares of the Company's Common Stock at an exercise price of $8.3125 per share, which exercise price was adjusted by resolution adopted by the Board of Directors on April 4, 1995 to $6.50 per share.



(4) Mr. Dean was granted additional non-employee director options to purchase 10,000 shares of the Company's Common Stock at an exercise price of $6.50 per share.



(5) On September 7, 1995, Mr. Dean was granted options to purchase 90,000 shares of the Company's Common Stock at an exercise price of $7.00 per share, all of which become fully exercisable on January 1, 1997.



(6) On September 7, 1995, Mr. Dean was granted options to purchase 210,000 shares of the Company's Common Stock at an exercise price of $7.00 per share, which become exercisable 52% on January 1, 1997, and 100% on January 1, 1988.



(7) On September 7, 1995, Mr. Dean was granted options to purchase 300,000 shares of the Company's Common Stock at an exercise price of $7.00 per share, which become exercisable on September 7, 2000, or earlier based upon achievement of certain performance-based criteria. Such performance-based criteria allows for accelerated vesting of the options utilizing specified financial performance ratios of the Company's Common Stock. (See "Report of the Compensation Committee").



(8) On April 23, 1996, Mr. Otto was granted options to purchase 50,000 shares of the Company's Common Stock at an exercise price of $6.00 per share, which vest ratably over a three year period, all of which become fully exercisable on February 12, 1999.



(9) The Company is considering a grant of options to Mr. Giannini based on the achievement of certain performance goals.



(10)Mr. Massara resigned as Chief Financial Officer of the Company effective May 26, 1996. It is anticipated that a new Chief Financial Officer will be designated on or about July 1, 1996.



EMPLOYMENT CONTRACTS

    On September 5, 1995, the Company entered into an employment agreement with Norman E. Dean to serve as President and Chief Executive Officer, effective October 2, 1995. The contract does not provide for a specific term of employment. The contract provides a base annual salary of $250,000, and a guaranteed bonus of $50,000 payable on January 1, 1997, provided that Mr. Dean has not voluntarily terminated his employment at that date. The contract also provides for payment of an incentive bonus payable at the Board of Directors' discretion. In connection with his employment, the Company's Compensation Committee authorized the grant



                                         24.

to Mr. Dean of 90,000 shares of the Company's Common Stock at an exercise price of $7.00 per share under the 1993 Stock Option Plan, and 510,000 shares of the Company's Common Stock at an exercise price of $7.00 per share outside the 1993 Stock Option Plan, which option terms each expire ten years from the date of grant. Similar to the Company's form of stock option agreements offered to other employees and outside directors, Mr. Dean's stock option agreements with the Company contain provisions regarding ownership change and transfer of control, as more particularly described therein. The contract provides Mr. Dean with the employment benefits accorded to other members of the senior management of the Company.



    The Company entered into an employment agreement with Robert J. Otto to serve as Executive Vice President, effective February 12, 1996. The contract does not provide for a specific term of employment. The contract provides a base annual salary of $150,000, with a bonus plan to be formulated at the Company's strategic planning session in July 1996. In connection with his employment, the Company's Compensation Committee authorized the grant to Mr. Otto of 50,000 shares of the Company's Common Stock at an exercise price of $6.00 per share under the 1993 Stock Option Plan, which option term expires ten years from the date of grant. Similar to the Company's form of stock option agreements offered to other employees and outside directors, Mr. Otto's stock option agreement with the Company contain provisions regarding ownership change and transfer of control, as more particularly described therein. The contract provides Mr. Otto with the employment benefits accorded to other members of the senior management of the Company.



    On June 30, 1993, the Company entered into a two-year employment agreement with Anthony W. Giannini as Vice President of Sales, which contract is renewed automatically for succeeding terms of one year unless terminated in writing by either party in accordance with the agreement The contract provided for a base annual salary of $84,000 and a cash bonus based upon a percentage of applicable monthly sales (as defined in the agreement to mean the Company's gross product sales to grocery and club stores less returns for each calendar month in excess of a percentage of the Company's gross product sales and all promotional cash allowances as reflected in the Company's monthly financial statements prepared by the Company's accountants, as more particularly described in Mr. Giannini's agreement). The contract provides that Mr. Giannini is also entitled to receive the employment benefits accorded to other members of the senior management of the Company. In connection with his employment, Mr. Giannini was granted options to purchase 50,000 shares of the Company's Common Stock at an exercise price of $6.00/share under the 1993 Stock Option Plan, which option term expires six years from the date of grant.



COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors, executive officers, and any person who owns more than ten percent (10%) of the Company's Common Stock, to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Directors, executive officers and greater than ten-percent holders of the Company's Common Stock, if any, are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.



    Based solely on the Company's review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that all filing requirements applicable to the Company's directors, executive officers, directors and greater than ten percent holders of the Company's Common Stock for the fiscal year ended December 31, 1995, were complied with, except that F. John Abrams, the Company's former Executive Vice President, General Counsel, Secretary and a former Director, failed to file a Form 4 covering disposition of shares held indirectly by him in January 1996 in a timely manner. The Company has been advised by Mr. Abrams that a Form 4 covering that respective period was filed by Mr. Abrams' wife, Lynda Davis, in February 1996.



BOARD COMMITTEES AND MEETINGS

    The Board of Directors of the Company has two standing committees: an Audit Committee and a Compensation Committee. The Audit Committee was formed in the first quarter of fiscal 1994 in connection with the Company's initial public offering. Members of the Audit Committee include Mr. Bonner, as Chairman,



                                         25.

and Messrs. Hill and Ryan. The Audit Committee held one meeting during the fiscal year ended December 31, 1995. The Audit Committee recommends to the Board the independent auditors to be retained by the Company; meets with the Company's independent auditors to review the purpose, scope and general extent of such auditors' services, proposed fee arrangements and the results of the Company's annual audit; reviews the adequacy of, compliance and implementation of, the Company's accounting and financial reporting, policies and internal controls; reviews the independence of the Company's independent auditors; reviews with the Company's Chief Financial Officer the foregoing and, whenever deemed appropriate, reviews and undertakes special assignments.



    Prior to January 1994, the full Board of Directors of the Company performed the functions of the Compensation Committee. Since that date, a Compensation Committee has been created, comprised of three non-employee directors of the Company. Members of the Compensation Committee are Mr. Moone, as Chairman, and Messrs. Gillam and Gallery. The Compensation Committee held one meeting during the fiscal year ended December 31, 1995, and one meeting on April 23, 1996. Its functions include setting and administering the policies that govern the compensation of the executive officers of the Company. The Compensation Committee also reviews and recommends salaries, bonuses and perquisites, as well as incentive compensation programs and stock option grants. See "Report of the Compensation Committee" and "Executive Compensation" above.



    During the fiscal year ended December 31, 1995, the Board of Directors of the Company held seven (7) meetings and adopted actions by unanimous written consents in lieu of three meetings. During the first six months of 1996, the Board of Directors of the Company held three (3) meetings and adopted actions by written consents in lieu of two meetings. No director attended fewer than 75% of the total number of meetings of the Board and all of the committees of the Board on which such director was serving held during those periods. The Company's Board of Directors has no standing nominating committee.



COMPENSATION OF DIRECTORS

    At the Company's Annual Meeting of Shareholders held on January 6, 1995, the Company's shareholders approved an amendment to the Company's First Amended and Restated 1993 Stock Option Plan (the "1993 Stock Option Plan") to provide for the grant of nonstatutory stock options for 10,000 shares each to non-employee directors of the Company on October 19, 1994, the effective date of the 1993 Stock Option Plan, if such non-employee director was serving at such time or upon appointment or election as a director of the Company at an exercise price per share equal to the fair market value of a share of the Company's Common Stock on the date of grant.



    Each non-employee director will thereafter receive automatic grants of nonstatutory stock options to purchase 10,000 shares of the Company's Common Stock on each anniversary of his or her anniversary date (defined to mean (i) October 19, 1994 for an outside director who was granted an outside director option on such date, or (ii) the date upon which any other outside director was first granted an outside director option under the 1993 Stock Option
Plan). During the fiscal year ended December 31, 1995, the Company granted options to purchase 10,000 shares of the Company's Common Stock to each of Messrs. Bonner, Dean, Gallery, Moone and Ryan. During the first six months of 1996, Messrs. Gallery and Moone each received an automatic grant of 10,000 shares each. In January 1996, Mr. Gillam was granted an option , as a non-employee director, to purchase 10,000 shares of the Company's common stock at an exercise price of $5.375 per share. The option vests in two approximately equal annual installments commencing one year after the date of grant of the option, provided that the director has continuously served as a director from the date of grant.



    Options granted to a director who is also an employee of the Company
(or to any other employee eligible under the 1993 Stock Option Plan) are subject to different terms under the 1993 Stock Option Plan than those of the non-employee director options. A director who becomes an employee of the Company is no longer eligible for non-employee director options. Under the 1993 Stock Option Plan, the Board determines for each employee option, among other things, the number of shares of stock underlying the option, the timing and terms of exercisability and vesting of the option and the expiration of the option. The exercise price for each employee



                                         26.

option is determined by the Board, in its sole discretion, but which shall not be less than the fair market value of a share of Common Stock on the date of grant. The option vests in two approximately equal annual installments commencing one year after the date of grant of the option, provided that the director has continuously served as a director from the date of grant.



      Certain directors are also reimbursed for out-of-pocket travel expenses related to Board meetings.



CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    During 1995, the Company leased space for executive offices and training facilities in Danville, California from a partnership in which Mr. Lance H. Mortensen, a director of the Company, is a limited partner. The Company moved out of such space in February 1996 and is currently negotiating the termination of those leases. In February 1996, the Company relocated its executive offices to 353 Sacramento Street, Suite 500, in San Francisco, California.



    Subsequent to the year ended December 31, 1995, the Company decided to discontinue the business of its restaurant and franchise subsidiaries. The Company has entered into a letter of intent and is currently negotiating a definitive agreement to sell its wholly-owned restaurant subsidiary, Upscale Food Outlets, Inc. ("UFO"), to an affiliate of Mr. Mortensen. The Company anticipates that as a part of such sale, UFO will continue to have responsibility for the operations and obligations of all of the leases for those restaurants currently operated by UFO.



    During fiscal year 1993, the Company purchased several mobile carts and kiosks from Carts of Colorado, Inc., a company in which Daniel J. Gallery, a director, is a co-founder and Executive Vice President. The Company did not purchase any such carts or kiosks in 1994. During the fiscal year ended December 31, 1995, the Company purchased carts and kiosks from Carts of Colorado, Inc. for a total purchase price of approximately $210,806.



    On May 25, 1995, the Company entered into a consulting agreement with Mr. Gallery, pursuant to which Mr. Gallery provides services relating to the sale of the Company's products through nontraditional venues, such as sports coliseums, airports, universities, office buildings and schools. The Company is able to serve its pasta products in such venues using the specially designed carts/kiosks that Carts of Colorado, Inc. manufactures. Mr. Gallery's consulting agreement provides for the grant of 50,000 options, to be vested upon attainment of certain specified performance criteria, and attainment of license agreements with certain contract feeders/national food service distributors. The agreement also provides that the Company reimburse Mr. Gallery for certain business related expenses.



    Management of the Company believes that all of the transactions described above are or were fair, reasonable and consistent with terms of transactions which the Company might otherwise have entered into with third party nonaffiliated entities. A majority of the disinterested members of the Company's Board of Directors approved the related party transactions entered into in 1995.



    On May 7, 1996, the board of Directors of the Company (without participation by Mr. Mortensen) authorized the purchase of certain furniture and equipment by the Company from an affiliate of Mr. Mortensen for $100,000, which was deemed to be the fair value of such furniture and equipment.



REPORT OF THE COMPENSATION COMMITTEE

    Prior to January 12, 1994, the full Board of Directors performed the functions of the Compensation Committee. As mentioned above, the Compensation Committee is currently comprised of three non-employee directors of the Company. See "Board Committees and Meetings Above". The Compensation Committee is responsible for setting and administering the policies governing compensation, including cash compensation and stock ownership programs. The goals of the Company's compensation policy are to attract and retain executive officers who contribute to the overall success of the Company by offering compensation which is competitive in the food processing industry for companies of the Company's size and to motivate executives to



                                         27.

achieve the Company's business objectives and reward them for their achievements. The Company uses salary, incentive compensation and stock options to meet these goals. Meetings of the Committee are scheduled as necessary.



    The Company believes that employee equity ownership, through stock options, provides significant additional motivation to executive officers to maximize value for the Company's shareholders. Because the stock options will be granted at the prevailing market price, the stock options will only have value if the Company's stock price increases over the exercise price. Therefore, the Compensation Committee believes that stock options will serve to align the interest of executive officers closely with other shareholders because of the direct benefit executive officers receive through improved stock performance. The Committee reviews the 1993 Stock Option Plan and the grant of stock options with the foregoing philosophy. Levels of compensation, particularly bonuses and incentive compensation, are tied to both the overall performance of the Company as well as the effectiveness of each individual executive in adding to that performance.



    In connection with the appointment of Norman E. Dean as the Company's Chief Executive Officer and President in October 1995, the Compensation Committee approved at its September 1995 meeting, the grant of stock options to Mr. Dean in recognition of his outstanding experience and performance in the food industry. Recognizing the need for the Company to grow, the Committee structured the grant of options to Mr. Dean as follows: 90,000 options under the Company's 1993 Stock Option Plan will fully vest in January 1997; an additional 210,000 options granted outside of the Company's 1993 Stock Option Plan will vest and become exercisable in two installments: 52% on January 1, 1997, and 100% on January 1, 1998; and an additional 300,000 options granted outside the Company's 1993 Stock Option Plan, with vesting tied to the Company's attainment of certain earnings per share, as reported in its Annual Report on Form 10-K, or on the market price of the Company's Common Stock for a designated time period.




    The Board of Directors did not modify or reject in any material way any action or recommendation made by the Committee during fiscal year 1995.

         Compensation Committee For Fiscal Year Ended December 31, 1995

                   E. Michael Moone, Chairperson
                   Christopher Gillam
                   Daniel J. Gallery



SHAREHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

         Next year's Annual Meeting of Shareholders will be held on May 7, 1997. Any shareholder who wishes to submit a proposal for inclusion in the proxy statement and form of proxy for the 1997 Annual Meeting of Shareholders must submit such proposal by December 31, 1996. All proposals should be submitted by certified mail-return receipt requested, to Carolyn Mar, Secretary, 353 Sacramento Street, Suite 500, San Francisco, California 94111.



OTHER MATTERS

    No other matters will be submitted to the meeting.


Dated: June 14, 1996

                             By Order Of The Board of Directors


                             Carolyn Mar, Secretary



                                         28.

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                                         29.

                                                                       EXHIBIT A

                                       FORM OF
                             AGREEMENT AND PLAN OF MERGER
                              OF MONTEREY PASTA COMPANY
                               A DELAWARE CORPORATION,
                                         AND
                                MONTEREY PASTA COMPANY
                               A CALIFORNIA CORPORATION

       THIS AGREEMENT AND PLAN OF MERGER dated as of              , 1996 (the
"Agreement") is between Monterey Pasta Company, a Delaware corporation ("MPC Delaware") and Monterey Pasta Company, a California corporation ("MPC California"). MPC Delaware and MPC California are sometimes referred to herein as the "Constituent Corporations".

                                       RECITALS

       A. MPC Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 70 million shares of "Common Stock," $0.001 par value and 1 million shares of "Preferred
Stock," $0.001 par value.  As of              , 1996, 100 shares of Common Stock
were issued and outstanding, all of which are held by MPC California.

       B.      MPC California is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of 20 million shares of "Common Stock," no par value, and 5 million shares of
"Preferred Stock," no par value.  As of                , 1996,          shares
of Common Stock and       shares of Preferred Stock were issued and outstanding.

       C. The Board of Directors of MPC California has determined that, for the purpose of effecting the reincorporation of MPC California in the State of Delaware, it is advisable and in the best interests of MPC California that MPC California merge with and into MPC Delaware upon the terms and conditions herein provided.

       D. The respective Boards of Directors of MPC Delaware and MPC California have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective stockholders and executed by the undersigned officers.

       NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, MPC Delaware and MPC California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:


                                          I
                                        MERGER

       1.1 MERGER. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the California General Corporation Law, MPC California shall be merged with and into MPC Delaware (the "Merger"), the separate existence of MPC California shall cease and MPC Delaware shall be, and is herein sometimes referred to as, the "Surviving Corporation," and the name of the Surviving Corporation shall be Monterey Pasta Company.

       1.2 FILING AND EFFECTIVENESS. The Merger shall become effective when the following actions shall have been completed:

               (a) This Agreement and the Merger shall have been adopted and approved by the stockholders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law and the California General Corporation Law;

               (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

               (c) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware; and

               (d) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the California General Corporation Law shall have been filed with the Secretary of State of the State of California.

       The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."

       1.3 EFFECT OF THE MERGER. Upon the Effective Date of the Merger, the separate existence of MPC California shall cease and MPC Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and MPC California's Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of MPC California in the manner as more fully set forth in Section 259 of the Delaware General Corporation Law,
(iv) shall continue to be subject to all of its debts, liabilities and obligations as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of MPC California in the same manner as if MPC Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the California General Corporation Law.


                                          II
                      CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

       2.1 CERTIFICATE OF INCORPORATION. The Certificate of Incorporation of MPC Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

       2.2 BYLAWS. The Bylaws of MPC Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

       2.3 DIRECTORS AND OFFICERS. The directors and officers of MPC Delaware immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.


                                         III
                            MANNER OF CONVERSION OF STOCK

       3.1 MPC CALIFORNIA COMMON STOCK. Upon the Effective Date of the Merger, each share of MPC California Common Stock, no par value, issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one fully paid and nonassessable share of Common Stock, $.001 par value, of the Surviving Corporation.


                                          2.

       3.2 MPC CALIFORNIA OPTIONS. Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue, on the terms provided therein, the stock option and stock purchase plans (including the First Amended and Restated 1993 Stock Option Plan, as amended and the 1995 Employee Stock Purchase Plan) and all other employee benefit plans of MPC California. Each outstanding and unexercised option to purchase MPC California Common Stock shall become an option to purchase the Surviving Corporation's Common Stock on the basis of one share of the Surviving Corporation's Common Stock for each share of MPC California Common Stock issuable pursuant to any such option to purchase on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such MPC California option at the Effective Date of the Merger.


       A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the conversion or exercise of options equal to the number of shares of MPC California Common Stock so reserved immediately prior to the Effective Date of the Merger.

       3.3 MPC DELAWARE COMMON STOCK. Upon the Effective Date of the Merger, each share of Common Stock, $.001 par value, of MPC Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by MPC Delaware, the holder of such shares or any other person, be cancelled and returned to the status of authorized but unissued shares.



       3.4 EXCHANGE OF CERTIFICATES. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of MPC California Common Stock may, at such stockholder's option, surrender the same for cancellation to Corporate Stock Transfer, as exchange agent (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of MPC California Common Stock shall be deemed for all purposes to represent the number of shares of the Surviving Corporation's Common Stock into which such shares of MPC California Common Stock were converted in the Merger.


       The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

       Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of MPC California so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

       If any certificate for shares of MPC Delaware stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of the issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of MPC Delaware that such tax has been paid or is not payable.


                                          3.

                                          IV
                                       GENERAL

       4.1 COVENANTS OF MPC DELAWARE. MPC Delaware covenants and agrees that it will, on or before the Effective Date of the Merger:

               (a) Qualify to do business as a foreign corporation in the State of California and in connection therewith irrevocably appoint an agent for service of process as required under the provisions of Section 2105 of the California General Corporation Law.

               (b) File any and all documents with the California Franchise Tax Board necessary for the assumption by MPC Delaware of all of the franchise tax liabilities of MPC California.

               (c) Take such other actions as may be required by the California General Corporation Law.

       4.2 FURTHER ASSURANCES. From time to time, as and when required by MPC Delaware or by its successors or assigns, there shall be executed and delivered on behalf of MPC California such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by MPC Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of MPC California and otherwise to carry out the purposes of this Agreement, and the officers and directors of MPC Delaware are fully authorized in the name and on behalf of MPC California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

       4.3 ABANDONMENT. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either MPC California or of MPC Delaware, or of both, notwithstanding the approval of this Agreement by the shareholders of MPC California or by the sole stockholder of MPC Delaware, or by both.

       4.4 AMENDMENT. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretary of State of the State of Delaware, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not:
(1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series thereof of such Constituent Corporation.



       4.5 REGISTERED OFFICE. The registered office of the Surviving Corporation in the State of Delaware is located at 1013 Center Road, in the City of Wilmington, Delaware 19805, County of New Castle, and Corporation Service Company is the registered agent of the Surviving Corporation at such address.


       4.6 AGREEMENT. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 353 Sacramento Street, Suite 500, San Francisco, California 94111 and copies thereof will be furnished to any stockholder of either Constituent Corporation, upon request and without cost.

       4.7 GOVERNING LAW. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the California General Corporation Law.

       4.8 COUNTERPARTS. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.


                                          4.

       IN WITNESS WHEREOF, this Agreement, having first been approved by resolutions of the Boards of Directors of MPC Delaware and MPC California, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

ATTEST:                                MONTEREY PASTA COMPANY
                                       a Delaware corporation



- -----------------------------------   By:  -----------------------------------
    Carolyn Mar, SECRETARY                          Norman E. Dean
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER



ATTEST:                                MONTEREY PASTA COMPANY
                                       a California corporation



- -----------------------------------   By:  ------------------------------------
   Carolyn Mar, SECRETARY                           Norman E. Dean
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER


                                          5.

                                                                       EXHIBIT B


                             CERTIFICATE OF INCORPORATION
                                          OF
                                MONTEREY PASTA COMPANY


       The undersigned, for purposes of organizing a corporation under the General Corporation Law of the State of Delaware, does hereby certify as follows:

                                      ARTICLE I


The name of the corporation (which is hereinafter referred to as the "Corporation") is


                                Monterey Pasta Company

                                      ARTICLE II


       The address of the Corporation's registered office in the State of Delaware is 1013 Center Road, in the City of Wilmington, County of New Castle, 19805. The name of its registered agent at such address is Corporation Service Company.


                                     ARTICLE III

       The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized and incorporated under the General Corporation Law of the State of Delaware (the "GCL").

                                      ARTICLE IV


       The total number of shares of Stock which the Corporation shall have authority to issue is Seventy-One Million (71,000,000), consisting of One Million (1,000,000) shares of Preferred Stock, par value $.001 per share (hereinafter referred to as "Preferred Stock"), and Seventy Million (70,000,000) shares of Common Stock, par value $.001 per share (hereinafter referred to as "Common Stock").


       The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to provide for the issuance of shares of Preferred Stock in one or more series and, by filing a certificate pursuant to the applicable law of the State of Delaware (hereinafter referred to as "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

       (a) The designation of the series, which may be by distinguishing number, letter or title.

       (b) The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding).

       (c) The amounts payable on, and the preferences, if any, of shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative.

       (d)     Dates at which dividends, if any, shall be payable.

       (e) The redemption rights and price or prices, if any, for shares of the series.

       (f) The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series.

       (g) The amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.


       (h) Whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series or such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made.


       (i) Restrictions on the issuance of shares of the same series or of any other class or series.

       (j) The voting rights, if any, of the holders of shares of the series.


       The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof except as may otherwise be provided by applicable law in this Certificate of Incorporation or in a Preferred Stock Designation, the holders of shares of Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of Preferred Stock shall not be entitled to vote at or receive notice of any meeting of stockholders.



                                          2.

       The Corporation shall be entitled to treat the person in whose name any share of its stock is registered as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Corporation shall have notice thereof, except as otherwise expressly provided by applicable law.


                                      ARTICLE V

       The name and mailing address of the incorporator of the Corporation is Carolyn Mar, whose mailing address is c/o Monterey Pasta Company, 353 Sacramento Street, Suite 500, San Francisco, California 94111.

                                      ARTICLE VI

       In furtherance of, and not in limitation of, the powers conferred-by law, the Board of Directors is expressly authorized and empowered:


               (a) to adopt, amend or repeal the Bylaws of the Corporation; PROVIDED, HOWEVER, that the Bylaws adopted by the Board of Directors under the powers hereby conferred may be amended or repealed by the Board of Directors or by the stockholders having voting power with respect thereto, PROVIDED, FURTHER that, notwithstanding any other provision of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the stock required by law or this Certificate of Incorporation, the affirmative vote of the holders of at least 80 percent of the voting power of the then outstanding Voting Stock, voting together as a single class, shall be required in order for the stockholders to adopt, alter, amend or repeal any bylaw; and



               (b) from time to time to determine whether and to what extent, and at what times and places, and under what conditions and regulations, the accounts and books of the Corporation, or any of them, shall be open to inspection of stockholders; and, except as so determined or as expressly provided in this Certificate of Incorporation or in any Preferred Stock Designation, no stockholder shall have any right to inspect any account, book or document of the Corporation other than such rights as may be conferred by applicable law.


       The Corporation may in its Bylaws confer powers upon the Board of Directors in addition to the foregoing and in addition to the powers and authorities expressly conferred upon the Board of Directors by applicable law. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 80 percent of the voting power of the then outstanding Voting Stock, voting together as a single class, shall be required to amend, repeal or adopt any provision inconsistent with paragraph (a) of this Article VI. For the purposes of this Certificate of Incorporation, "Voting Stock" shall mean the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors.


                                          3.

                                     ARTICLE VII


       Subject to the rights of the holders of any series of Preferred Stock any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing in lieu of a meeting of such stockholders. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of at least 80 percent of the voting power of the then outstanding Voting Stock, voting together as a single class, shall be required to amend, repeal or adopt any provision inconsistent with this Article VII.


                                     ARTICLE VIII


       Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors of the Corporation shall be fixed by the Bylaws of the Corporation and may be increased or decreased from time to time in such a manner as may be prescribed by the Bylaws.


       Unless and except to the extent that the Bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.


       Subject to the rights of the holders of any series of Preferred Stock, or any other series or class of stock as set forth in this Certificate of Incorporation to elect additional directors under specified circumstances, any director may be removed from office at any time with or without cause, but only by the affirmative vote of the holders of at least 80 percent of the voting power of the then outstanding Voting Stock, voting together as a single class.


       Subject to the rights of the holders of any series of Preferred Stock, or any other series or class of stock as set forth in this Certificate of Incorporation, to elect additional directors under specified circumstances, and unless the Board of Directors otherwise determines, vacancies resulting from death, resignation, retirement, disqualification, removal from office or other cause, and newly created directorships resulting from any increase in the authorized number of directors, may be filled only by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors, and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office expires and until such director's successor shall have been duly elected and qualified. No decrease in the number of authorized directors constituting the whole Board of Directors shall shorten the term of any incumbent director.


       Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 80 percent of the voting power of


                                          4.

the then outstanding Voting Stock, voting together as a single class, shall be required to amend, repeal or adopt any provision inconsistent with this Article VIII.

                                      ARTICLE IX

       Section 1.  Vote Required for Certain Business Combinations.

       (A) Higher Vote for Certain Business Combinations. In addition to any affirmative vote required by law or this Certificate of Incorporation, and except as otherwise expressly provided in Section 2 of this Article IX:


               (i) any merger or consolidation of the Corporation or any Subsidiary (as hereinafter defined) with (a) any Interested Stockholder (as hereinafter defined), or (b) any other corporation (whether or not itself an Interested Stockholder) which is, or after such merger or consolidation would be, an Affiliate (as hereinafter defined) of an Interested Stockholder; or


               (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Stockholder, including all Affiliates of the Interested Stockholder, of any assets of the Corporation or any Subsidiary having an aggregate Fair Market Value (as hereinafter defined) of $10,000,000 or more; or


               (iii) the issuance or transfer by the Corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of the Corporation or any Subsidiary to any Interested Stockholder, including all Affiliates of the Interested Stockholder, in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value of $10,000,000 or more; or


               (iv) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of an Interested Stockholder or any Affiliates of an Interested Stockholder, or

               (v) any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries or any other transaction (whether or not an Interested Stockholder is a party thereto) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Corporation or any Subsidiary which are directly or indirectly owned by any Interested Stockholder or one or more Affiliates of the Interested Stockholder;


shall, except as otherwise prohibited by applicable law, require the affirmative vote of the holders of at least 66-2/3% of the voting power of the then outstanding Voting Stock, voting together as a single class, including the affirmative vote of the holders of at least 66-2/3% of the voting power of the then outstanding Voting Stock not owned directly or indirectly by any Interested Stockholder or any Affiliate of any Interested Stockholder.



                                          5.

Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be permitted, by law or in any agreement with any national securities exchange or otherwise.

       (B) Definition of "Business Combination." The term "Business Combination" as used in this Article IX shall mean any transaction described in any one or more of clauses (i) through (v) of paragraph A of this Section 1.


       Section 2. When Higher Vote is Not Required. The provisions of Section 1 of this Article IX shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by law or any other provision of this Certificate of Incorporation, if the conditions specified in either of the following paragraphs
(A) or (B) are met:


       (A) Approval by Continuing Directors. The Business Combination shall have been approved by a majority of the Continuing Directors (as hereinafter defined).

       (B) Price and Procedure Requirements. All of the following conditions shall have been met:

               (i) the aggregate amount of the cash and the Fair Market Value (as hereinafter defined) as of the date of the consummation of the Business Combination of consideration other than cash, to be received per share by holders of Common Stock in such Business Combination, shall be at least equal to the highest of the following:

                       (a) (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Stockholder for any shares of Common Stock acquired by it ( 1) within the two-year period immediately prior to the first public announcement of the proposal of such Business Combination (the "Announcement Date"), or (2) in the transaction in which it became an Interested Stockholder, whichever is higher;

                       (b) the Fair Market Value per share of Common Stock on the Announcement Date or on the date on which the Interested Stockholder became an Interested Stockholder (the "Determination Date"), whichever is higher; and

                       (c) (if applicable) the price per share equal to the Fair Market Value per share of Common Stock determined pursuant to paragraph
(B)(i)(b) above, multiplied by the ratio of (l) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Stockholder for any shares of Common Stock acquired by it within the two-year period immediately prior to the Announcement Date to
(2) the Fair Market Value per share of Common Stock on the first day in such two-year period upon which the Interested Stockholder acquired any shares of Common Stock.


                                          6.

               (ii) The aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by holders of shares of any other class, other than Common Stock or Excluded Preferred Stock, of outstanding Voting Stock shall be at least equal to the highest of the following (it being intended that the requirements of this paragraph (B)(ii) shall be required to be met with respect to every such class of outstanding Voting Stock, whether or not the Interested Stockholder has previously acquired any shares of a particular class of Voting Stock):

                       (a) (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Stockholder for any shares of such class of Voting Stock acquired by it (1) within the two-year period immediately prior to the Announcement Date, or (2) in the transaction in which it became an Interested Stockholder, whichever is higher;

                       (b) (if applicable) the highest preferential amount per share to which the holders of shares of such class of Voting Stock are entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

                       (c) the Fair Market Value per share of such class of Voting Stock on the Announcement Date or on the Determination Date, whichever is higher, and

                       (d) (if applicable) the price per share equal to the Fair Market Value per share of such class of Voting Stock determined pursuant to paragraph (B)(ii)(c) above, multiplied by the ratio of (1) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Stockholder for any shares of such class of Voting Stock acquired by it within the two-year period immediately prior to the Announcement Date to (2) the Fair Market Value per share of such class of Voting Stock on the first day in such two-year period upon which the Interested Stockholder acquired any shares of such class of Voting Stock.

               (iii) The consideration to be received by holders of a particular class of outstanding Voting Stock (including Common Stock and other than Excluded Preferred Stock) shall be in cash or in the same form as the Interested Stockholder has previously paid for shares of such class of Voting Stock. If the Interested Stockholder has paid for shares of any class of Voting Stock with varying forms of consideration, the form of consideration for such class of Voting Stock shall be either cash or the form used to acquire the largest number of shares of such class of Voting Stock previously acquired by it.

               (iv) After such Interested Stockholder has become an Interested Stockholder and prior to the consummation of such Business
Combination: (a) there shall have been no failure to declare and pay at the regular date therefor any full quarterly dividends (whether or not cumulative) on any outstanding Preferred Stock, except as approved by a majority of the Continuing Directors; (b) there shall have been no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock), except as approved by a majority of the Continuing


                                          7.

Directors; (c) there shall have been an increase in the annual rate of dividends as necessary fully to reflect any recapitalization (including any reverse stock split), reorganization or any similar reorganization which has the effect of reducing the number of outstanding shares of the Common Stock, unless the failure so to increase such annual rate is approved by a majority of the Continuing Directors; and (d) such Interested Stockholder shall not have become the Beneficial Owner of any additional Voting Stock except as part of the transaction which results in such Interested Stockholder becoming an Interested Stockholder.

               (v) After such Interested Stockholder has become an Interested Stockholder, such Interested Stockholder shall not have received the benefit, directly or indirectly (except proportionately as a shareholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Corporation, whether in anticipation of or in connection with such Business Combination or otherwise.


               (vi) A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (or any subsequent provisions replacing such act, rules or regulations) shall be mailed to shareholders of the Corporation at least thirty (30) days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such act or subsequent provisions).


       Section 3.  Certain Definitions For purposes of this Article IX:

       (A) "Person" shall mean any individual, firm, corporation or other entity.


       (B) "Interested Stockholder" shall mean any Person (other than the Corporation or any Subsidiary and other than any profit-sharing, employee stock ownership or other employee benefit plan of the Corporation or any Subsidiary or any trustee or fiduciary with respect to any such plan or holding Voting Stock for the purpose of funding any such plan or funding other employee benefits for employees of the corporation or on Subsidiary when acting in such capacity) who or which:


               (i) itself, or along with its Affiliates, is the Beneficial Owner, directly or indirectly, of more than 10% of the then outstanding Voting Stock; or

               (ii) is an Affiliate of the Corporation and at any time within the two-year period immediately prior to the date in question was itself, or along with its Affiliates, the Beneficial Owner, directly or indirectly, of 10% or more of the then outstanding Voting Stock; or

               (iii) is an assignee of or has otherwise succeeded to any Voting Stock which was at any time within the two-year period immediately prior to the date in question beneficially owned by an Interested Stockholder, if such assignment or succession shall have


                                          8.

occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933, as amended.


       (C) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended. In addition, a Person shall be the "Beneficial Owner" of any Voting Stock which such Person or any of its Affiliates or Associates has
(a) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (b) the right to vote pursuant to any agreement, arrangement or understanding (but neither such Person nor any such Affiliate or Associate shall be deemed to be the Beneficial Owner of any shares of Voting Stock solely by reason of a revocable proxy granted for a particular meeting of stockholders, pursuant to a public solicitation of proxies for such meeting, and with respect to which shares neither such Person nor any such Affiliate or Associate is otherwise deemed the Beneficial Owner). Notwithstanding the foregoing, a Person shall not be a "Beneficial Owner" of any Voting Stock for purposes of this Article IX which such person may have the right to acquire pursuant to the Rights Agreement, dated May 15, 1996, between the Corporation and Corporate Stock Transfer, as Rights Agent, and the rights issued thereunder.


       (D) For the purpose of determining whether a Person is an Interested Stockholder pursuant to paragraph (B) of this Section 3, the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned through application of paragraph C of this Section 3 but shall not include any other shares of Voting Stock which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options or otherwise.

       (E) "Affiliate" and "Associate" shall have the respective meanings ascribed to such teens in Rule 1 2b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

       (F) "Subsidiary" shall mean any corporation of which a majority of any share of equity security is owned, directly or indirectly, by the Corporation, PROVIDED, HOWEVER, that for the purposes of the definition of Interested Stockholder set forth in paragraph (B) of this Section 3, the term "Subsidiary" shall mean only a corporation of which a majority of each share of equity security is owned, directly or indirectly, by the Corporation.

       (G) "Continuing Director" shall mean any member of the Board of Directors of the Corporation (the "Board") who is unaffiliated with the Interested Stockholder and was a member of the Board prior to the time that the Interested Stockholder became an Interested Stockholder, and any director who is thereafter chosen to fill any vacancy on the Board or who is elected and who, in either event, is unaffiliated with the Interested Stockholder and in connection with his or her initial assumption of office is recommended for appointment or election by a majority of Continuing Directors then on the Board.


                                          9.

       (H) "Fair Market Value" shall mean (i) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on the Composite Tape for New York Stock Exchange listed stocks, or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, or, if such stock is not listed on such exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934, as amended, on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on The NASDAQ Stock Market operated by The NASDAQ Stock Market, Inc. or any system then in use in its stead, or if no such price is available, the fair market value on the date in question of a share of such stock as determined by the Board in accordance with Section 4 of this Article IX; and (ii) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined by the Board in accordance with Section 4 of this Article IX.


       (I) In the event of any Business Combination in which the Corporation survives, the phrase "other consideration to be received" as used in paragraphs (B)(i) and (ii) and Section 2 of this Article IX shall include the shares of Common Stock and/or the shares of any other class of outstanding Voting Stock retained by the holders of such shares.

       (I) "Excluded Preferred Stock" means any series of Preferred Stock with respect to which a majority of the Continuing Directors have approved a Preferred Stock Designation creating such series that expressly provides that the provisions of this Article IX shall not apply.


       Section 4. The Continuing Directors of the Corporation shall have the power and duty to determine for the purposes of this Article IX, on the basis of information known to them after reasonable inquiry, all facts necessary to determine compliance with this Article IX, including, without limitation (i) whether a Person is an Interested Stockholder, (ii) the number of shares of Voting Stock beneficially owned by any Person, (iii) whether a Person is an Affiliate or Associate of another, (iv) whether the applicable conditions set forth in paragraph (B) of Section 2 of this Article IX have been met with respect to any Business Combination, (v) the Fair Market Value of stock or other property in accordance with paragraph (H) of Section 3 of this Article IX, and
(vi) whether the assets which are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Corporation or any Subsidiary in any Business Combination has, an aggregate Fair Market Value of $10,000,000 or more.

       Section 5. No Effect on Fiduciary of Interested Stockholders. Nothing contained in this Article IX shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law.

       Section 6. Amendment, Repeal, etc. Notwithstanding any other provisions of this Certificate of Incorporation or the Bylaws of the Corporation (and notwithstanding the fact


                                         10.

that a lesser percentage may be permitted by law, this Certificate of Incorporation or the Bylaws of the Corporation), but in addition to any affirmative vote of the holders of any particular class of the Voting Stock required by law or this Certificate of Incorporation, the affirmative vote of the holders of 66-2/3% of the voting power of the shares of the then outstanding Voting Stock voting together as a single class, including the affirmative vote of the holders of 66-2/3% of the voting power of the then outstanding Voting Stock not owned directly or indirectly by any Interested Stockholder or any Affiliate of any Interested Stockholder, shall be required to amend or repeal, or adopt any provisions inconsistent with, this Article IX of this Certificate of Incorporation.

                                      ARTICLE X


       A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the GCL as the same exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.


                                      ARTICLE XI


       Subject to the Certificate of Incorporation and applicable law, the Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Certificate of Incorporation or a Preferred Stock Designation, and any other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed herein or by applicable law, and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article XI, PROVIDED, HOWEVER, that any amendment or repeal of Article X of this Certificate of Incorporation shall not adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such amendment or repeal; and PROVIDED, FURTHER that no Preferred Stock Designation shall be amended after the issuance of any shares of the series of Preferred Stock created thereby, except in accordance with the terms of such Preferred Stock Designation and the requirements of applicable law.


                                     ARTICLE XII


       The powers of the incorporator are to terminate upon the filing of this Certificate of Incorporation with the Secretary of State of the State of Delaware. The name and mailing address of the person who is to serve as the initial director of the corporation until the first annual meeting of stockholders of the corporation, or until his or her successor is elected and qualified is:



                                         11.

               Carolyn Mar
               c/o Monterey Pasta Company
               353 Sacramento Street, Suite 500
               San Francisco, California  94111

       IN WITNESS WHEREOF, the undersigned has executed this Certificate of Incorporation this ______ day of ________________, 1996.

                                       MONTEREY PASTA COMPANY



                                       By:
                                          -----------------------------------


                                         12.

                                                                       EXHIBIT C


                                        BYLAWS
                                          OF
                                MONTEREY PASTA COMPANY

                 INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                      ARTICLE I

                                 OFFICES AND RECORDS


       SECTION 1.1. DELAWARE OFFICE. The principal office of the Corporation in the State of Delaware shall be located in the City of Wilmington, County of New Castle, and the name and address of its registered agent is Corporation Service Company, 1013 Center Road, Wilmington, Delaware 19805.


       SECTION 1.2. OTHER OFFICES. The Corporation may have such other offices, either within or without the State of Delaware, as the Board of Directors may designate or as the business of the Corporation may from time to time require.


       SECTION 1.3. BOOKS AND RECORDS. The books and records of the Corporation may be kept at the Corporation's headquarters currently in San Francisco, California or at such other locations outside the State of Delaware as may from time to time be designated by the Board of Directors.


                                      ARTICLE II

                                     STOCKHOLDERS

       SECTION 2.1. ANNUAL MEETING. The annual meeting of the stockholders of the Corporation shall be held at such date, place and/or time as may be fixed by resolution of the Board of Directors.

       SECTION 2.2. SPECIAL MEETING. Subject to the rights of the holders of any series of preferred Stock, par value $.001 per share, of the Corporation (the "Preferred Stock") or any other series or class of Stock as set forth in the Certificate of Incorporation to elect additional directors under specified circumstances, special meetings of the stockholders may be called only by the Chairman of the Board or by the Board of Directors pursuant to a resolution adopted by a majority of the total number of directors which the Corporation would have if there were no vacancies (the "Whole Board").

       SECTION 2.3. PLACE OF MEETING. The Board of Directors may designate the place of meeting for any meeting of the stockholders. If no designation is made by the Board of Directors, the place of meeting shall be the principal office of the Corporation.


       SECTION 2.4. NOTICE OF MEETING. Written or printed notice, stating the place, day and hour of the meeting and the purpose or purposes for which the meeting is called, shall be prepared and delivered by the Corporation not less than ten days nor more than sixty days before the date of the meeting, either personally, or by mail, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid, addressed to the stockholder at his address as it appears on the stock transfer books of the Corporation. Such further notice shall be given as may be required by law. Meetings may be held without notice if all stockholders entitled to vote are present (except as otherwise provided by law), or if notice is waived by those not present. Any previously scheduled meeting of the stockholders may be postponed and (unless the Certificate of Incorporation otherwise provides) any special meeting of shareholders may be cancelled by resolution of the Board of Directors upon public notice given prior to the time previously scheduled for such meeting of stockholders.


       SECTION 2.5. QUORUM AND ADJOURNMENT. Except as otherwise provided by law or by the Certificate of Incorporation, the holders of a majority of the voting power of the outstanding shares of the Corporation entitled to vote generally in the election of directors (the "Voting Stock"), represented in person or by proxy, shall constitute a quorum at a meeting of stockholders, except that when specified business is to be voted on by a class or series voting separately as a class or series, the holders of a majority of the voting power of the shares of such class or series shall constitute a quorum for the transaction of such business. The chairman of the meeting or a majority of the shares of Voting Stock so represented may adjourn the meeting from time to time, whether or not there is such a quorum (or, in the case of specified business to be voted on by a class or series, the chairman or a majority of the shares of such class or series so represented may adjourn the meeting with respect to such specified business). No notice of the time and place of adjourned meetings need be given except as required by law. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.


       SECTION 2.6. PROXIES. At all meetings of stockholders, a stockholder may vote by proxy executed in writing by the stockholder or as may be permitted by law, or by his duly authorized attorney-in-fact. Such proxy must be filed with the Secretary of the Corporation or her representative at or before the time of the meeting.

       SECTION 2.7.  NOTICE OF STOCKHOLDER BUSINESS AND NOMINATIONS.


       (A) Special Meetings of Stockholders. (1) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the Corporation's notice of meeting delivered pursuant to Section 2.4 of these


                                          2.

Bylaws, (b) by or at the direction of the Chairman or the Board of Directors or
(c) by any stockholder of the Corporation who is entitled to vote at the meeting, who complied with the notice procedures set forth in clauses (2) and
(3) of this paragraph (A) of this Bylaw and who was a stockholder of record at the time such notice is delivered to the Secretary of the Corporation.


       (2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of paragraph (A)(1) of this Bylaw, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than seventy days nor more than ninety days prior to the first anniversary of the preceding year's annual meeting; PROVIDED, HOWEVER, that in the event that the date of the annual meeting is advanced by more than twenty days, or delayed by more than seventy days, from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the ninetieth day prior to such annual meeting and not later than the close of business on the later of the seventieth day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 14a-11 thereunder, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made
(i) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner and (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice described above.


       (3)     Notwithstanding anything in the second sentence of paragraph
(A)(2) of this Bylaw to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least eighty days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this Bylaw shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation


                                          3.

not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.


       (B) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting pursuant to Section
2.4 of these Bylaws. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (a) by or at the direction of the Board of Directors or (b) by any stockholder of the Corporation who is entitled to vote at the meeting, who complies with the notice procedures set forth in this Bylaw and who is a stockholder of record at the time such notice is delivered to the Secretary of the Corporation. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as are specified in the Corporation's Notice of Meeting, if the stockholder's notice as required by paragraph (A)(2) of this Bylaw shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the ninetieth day prior to such special meeting and not later than the close of business on the later of the seventieth day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholders notice as described above.


       (C) General. (1) Only persons who are nominated in accordance with the procedures set forth in this Bylaw shall be eligible to serve as director and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Bylaw. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Bylaw and, if any proposed nomination or business is not in compliance with this Bylaw, to declare that such defective proposal or nomination shall be disregarded.

       (2) For purposes of this Bylaw, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

       (3) Notwithstanding the foregoing provisions of this Bylaw, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Bylaw. Nothing in this Bylaw shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.


                                          4.

       SECTION 2.8. PROCEDURE FOR ELECTION OF DIRECTORS. Election of directors at all meetings of the stockholders at which directors are to be elected shall be by written ballot, and, except as otherwise set forth in the Certificate of Incorporation with respect to the right of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, a plurality of the votes cast thereat shall elect directors. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, all matters other than the election of directors submitted to the stockholders at any meeting shall be decided by the affirmative vote of a majority of the voting power of the outstanding Voting Stock present in person or represented by proxy at the meeting and entitled to vote thereon.


       SECTION 2.9.  INSPECTORS OF ELECTIONS; OPENING AND CLOSING THE POLLS.

       (A) The Board of Directors by resolution shall appoint one or more inspectors, which inspector or inspectors may include individuals who serve the Corporation in other capacities, including, without limitation, as officers, employees, agents or representatives of the Corporation, to act at the meeting and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act, or if all inspectors or alternates who have been appointed are unable to act, at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by the General Corporation Law of the State of Delaware.

       (B) The chairman of the meeting shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting.

                                     ARTICLE III

                                  BOARD OF DIRECTORS

       SECTION 3.1. GENERAL POWERS. The business and affairs of the Corporation shall be managed by or under the direction of its Board of Directors. In addition to the powers and authorities by these Bylaws expressly conferred upon them, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law or by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders.

       SECTION 3.2. NUMBER, TENURE AND QUALIFICATIONS. Subject to the rights of the holders of any series of Preferred Stock, or any other series or class of Stock as set forth in the Certificate of Incorporation, to elect directors under specified circumstances, the number of directors shall be fixed from time to time exclusively pursuant to a resolution adopted


                                          5.

by a majority of the Whole Board, but shall consist of not more than five nor less than nine directors.

       SECTION 3.3. REGULAR MEETINGS. A regular meeting of the Board of Directors shall be held without notice other than this Bylaw immediately after, and at the same place as, each annual meeting of stockholders. The Board of Directors may, by resolution, provide the time and place for the holding of additional regular meetings without notice other than such resolution.

       SECTION 3.4. SPECIAL MEETINGS. Special meetings of the Board of Directors shall be called at the request of the Chairman of the Board, the President or a majority of the Board of Directors. The person or persons authorized to call special meetings of the Board of Directors may fix the place and time of the meetings.

       SECTION 3.5. NOTICE. Notice of any special meeting shall be given to each director at his business or residence in writing or by telegram or by telephone communication. If mailed, such notice shall be deemed adequately delivered when deposited in the United States mails so addressed, with postage thereon prepaid, at least five days before such meeting. If by telegram, such notice shall be deemed adequately delivered when the telegram is delivered to the telegraph company at least twenty-four hours before such meeting. If by facsimile transmission, such notice shall be transmitted at least twenty-four hours before such meeting. If by telephone, the notice shall be given at least twelve hours prior to the time set for the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice of such meeting, except for amendments to these Bylaws as provided under Section
8.1 of Article VIII hereof. A meeting may be held at any time without notice if all the directors are present (except as otherwise provided by law) or if those not present waive notice of the meeting in writing, either before or after such meeting.


       SECTION 3.6. QUORUM. A whole number of directors equal to at least a majority of the Whole Board shall constitute a quorum for the transaction of business, but if at any meeting of the Board of Directors there shall be less than a quorum present, a majority of the directors present may adjourn the meeting from time to time without further notice. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. The directors present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum.


       SECTION 3.7. VACANCIES. Subject to the rights of the holders of any series of Preferred Stock, or any other series or class of stock as set forth in the Certificate of Incorporation, to elect additional directors under specified circumstances, and unless the Board of Directors otherwise determines, vacancies resulting from death, resignation, retirement, disqualification, removal from office or other cause, and newly created directorships resulting from any increase in the authorized number of directors, may be filled only by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors, and directors so chosen shall hold office for a term


                                          6.

expiring at the annual meeting of stockholders at which the term of office expires and until such director's successor shall have been duly elected and qualified. No decrease in the number of authorized directors constituting the Whole Board shall shorten the term of any incumbent director.


       SECTION 3.8. COMMITTEES. The Board of Directors, immediately following each annual meeting of stockholders or a special meeting of the same held in lieu of the annual meeting for the election of directors, shall meet and shall appoint from its number an Executive Committee of such number of members as from time to time may be selected by the Board, to serve until the next annual or special meeting at which a majority of directors is elected or until the respective successor of each is duly appointed. The Executive Committee shall possess and may exercise all the powers and authority of the Board of Directors in the management and direction of the business and affairs of the Corporation, except as limited by law and except for the power to change the membership or to fill vacancies in the Board or said Committee. The Board shall have the power at any time to change the membership of said Committee, to fill vacancies in it or to make rules for the conduct of its business.


       The Board of Directors may designate one or more committees, each consisting of one or more Directors, to serve at the pleasure of the Board of Directors. The Board of Directors may designate one or more Directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. Except as otherwise prohibited by applicable law, any such committee, to the extent provided in the resolution of the Board of Directors, shall have all the authority of the Board of Directors.


       SECTION 3.9. REMOVAL. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, any director, or the entire Board of Directors, may be removed from office at any time, with or without cause, but only by the affirmative vote of the holders of at least 80 percent of the voting power of the then outstanding Voting Stock, voting together as a single class.


                                      ARTICLE IV

                                       OFFICERS


       SECTION 4.1. ELECTED OFFICERS. The elected officers of the Corporation shall be a President, a Secretary, a Treasurer, and such other officers as the Board of Directors from time to time may deem proper. The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board who shall be chosen from the directors, one or more Vice Presidents, one or more Assistant Secretaries, one or more Assistant Chief Financial Officers and such other officers as may be appointed in accordance with Section 4.7 of this
Article IV. Any number of offices may be held by the same person. All officers chosen by the Board of Directors shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article IV. Such officers


                                          7.

shall also have powers and duties as from time to time may be conferred by the Board of Directors or by any committee thereof.


       SECTION 4.2. ELECTION AND TERM OF OFFICE. The elected officers of the Corporation shall be elected annually by the Board of Directors at the regular meeting of the Board of Directors held after each annual meeting of the stockholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as convenient. Subject to
Section 4.7 of these Bylaws, each officer shall hold office until his or her successor shall have been duly elected and shall have qualified or until his or her death or until he or she shall resign.


       SECTION 4.3. CHAIRMAN OF THE BOARD. The Chairman of the Board or the President if there is no Chairman of the Board shall preside at all meetings of the stockholders and of the Board of Directors. The Chairman of the Board or the President, as the case may be, shall be responsible for the general management of the affairs of the Corporation and shall perform all duties incidental to his office which may be required by law and all such other duties as are properly required of him by the Board of Directors. Except where by law the signature of the President is required, the Chairman of the Board shall possess the same power as the President to sign all certificates, contracts, and other instruments of the Corporation which may be authorized by the Board of Directors. He or the President, as the case may be, shall make reports to the Board of Directors and the stockholders, and shall perform all such other duties as are properly required of him by the Board of Directors. He shall see that all orders and resolutions of the Board of Directors and of any committee thereof are carried into effect.


       SECTION 4.4. PRESIDENT. The President shall act in a general executive capacity and oversee the administration and operation of the Corporation's business and general supervision of its policies and affairs. The President shall, in the absence of or because of the inability to act of the Chairman of the Board, perform all duties of the Chairman of the Board and preside at all meetings of stockholders and of the Board of Directors. The President may sign, alone or with the Secretary, or an Assistant Secretary, or any other proper officer of the Corporation authorized by the Board of Directors, certificates, contracts, and other instruments of the Corporation as authorized by the Board of Directors.


       SECTION 4.5. SECRETARY. The Secretary shall give, or cause to be given, notice of all meetings of stockholders and Directors and all other notices required by law or by these Bylaws, and in case of his or her absence or refusal or neglect so to do, any such notice may be given by any person thereunto directed by the Chairman of the Board or the President, as the case may be, or by the Board of Directors, upon whose request the meeting is called as provided in these Bylaws. The Secretary shall record all the proceedings of the meetings of the Board of Directors, any committees thereof and the stockholders of the Corporation in a book to be kept for that purpose, and shall perform such other duties as may be assigned to him or her by the Board of


                                          8.

Directors, the Chairman of the Board or the President, as the case may be. The Secretary shall have the custody of the seal of the Corporation and shall affix the same to all instruments requiring it, when authorized by the Board of Directors, the Chairman of the Board or the President, as the case may be, and attest to the same.


       SECTION 4.6. TREASURER. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate receipts and disbursements in books belonging to the Corporation. The Treasurer shall deposit all moneys and other valuables in the name and to the credit of the Corporation in such depositaries as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, the Chairman of the Board, or the President, as the case may be taking proper vouchers for such disbursements. The Treasurer shall render to the Board of Directors, the Chairman of the Board or the President, as the case may be, whenever requested, an account of all his transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond for the faithful discharge of his or her duties in such amount and with such surety as the Board of Directors shall prescribe.


       SECTION 4.7. ADDITIONAL OFFICERS. The Board of Directors may appoint, and may authorize the Chairman of the Board or the President or another officer to appoint, any other officers that the business of the Corporation may require, each of whom shall have the title, hold office for the period, have the authority, and perform the duties specified in these Bylaws or determined from time to time by the Board of Directors.


       SECTION 4.8. REMOVAL. Any officer elected by the Board of Directors may be removed by the Board of Directors whenever, in their judgment, the best interests of the Corporation would be served thereby. No elected officer shall have any contractual rights against the Corporation for compensation by virtue of such election beyond the date of the election of his or her successor, his or her death, his or her resignation or his or her removal, whichever event shall first occur, except as otherwise provided in an employment contract or an employee plan.


       SECTION 4.9. VACANCIES. A newly created office and a vacancy in any office because of death, resignation, or removal may be filled by the Board of Directors for the unexpired portion of the term at any meeting of the Board of Directors.


                                      ARTICLE V

                           STOCK CERTIFICATES AND TRANSFERS

       SECTION 5.1.  STOCK CERTIFICATES AND TRANSFERS.


       (A) The interest of each stockholder of the Corporation shall be evidenced by certificates for shares of stock in such form as the Board of Directors of the Corporation may from time to time prescribe. The shares of the


                                          9.

stock of the Corporation shall be transferred on the books of the Corporation by the holder thereof in person or by his or her attorney, upon surrender for cancellation of certificates for the same number of shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, and with such proof of the authenticity of the signature as the Corporation or its agents may reasonably require.


       (B) The certificates of stock shall be signed, countersigned and registered in such manner as the Board of Directors may by resolution prescribe, which resolution may permit all or any of the signatures on such certificates to be in facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.


                                      ARTICLE VI

                                   INDEMNIFICATION


       SECTION 6.1. RIGHT TO INDEMNIFICATION. The Corporation shall indemnify and hold harmless, to the fullest permitted by applicable law as it presently exists or may hereafter be amended, any person (an "Indemnitee") who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding"), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such Indemnitee. Notwithstanding the preceding sentence, except as otherwise provided in Section 6.3, the Corporation shall be required to indemnify an Indemnitee in connection with a proceeding (or part thereof) commenced by such Indemnitee only if the commencement of such proceeding (or part thereof) by the Indemnitee was authorized by the Board of Directors of the Corporation.


       SECTION 6.2. PREPAYMENT OF EXPENSES. The Corporation shall pay the expenses (including attorneys' fees) incurred by an Indemnitee in defending any proceeding in advance of its final disposition, PROVIDED, HOWEVER, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Indemnitee to repay all amounts advanced if it should be ultimately determined that the Indemnitee is not entitled to be indemnified under this
Article VI or otherwise.

       SECTION 6.3. CLAIMS. If a claim for indemnification or payment of expenses under this Article VI is not paid in full within sixty days after a written claim therefor by the Indemnitee has been received by the Corporation, the Indemnitee may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to


                                         10.

be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the Indemnitee is not entitled to the requested indemnification or payment of expenses under applicable law.

       SECTION 6.4. NONEXCLUSIVITY OF RIGHTS. The rights conferred on any Indemnitee by this Article VI shall not be exclusive of any other rights which such Indemnitee may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

       SECTION 6.5. OTHER SOURCES. The Corporation's obligation, if any, to indemnify or to advance expenses to any Indemnitee who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such Indemnitee may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or nonprofit enterprise.

       SECTION 6.6. AMENDMENT OR REPEAL. Any repeal or modification of the foregoing provisions of this Article VI shall not adversely affect any right or protection hereunder of any Indemnitee in respect of any act or omission occurring prior to the time of such repeal or modification.

       SECTION 6.7.  OTHER INDEMNIFICATION AND PREPAYMENT OF EXPENSES.  This
Article VI shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Indemnitees when and as authorized by appropriate corporate action.

                                     ARTICLE VII

                               MISCELLANEOUS PROVISIONS


       SECTION 7.1. FISCAL YEAR. The fiscal year of the Corporation shall end on the last Sunday of each calendar year with the effect being a 52/53 week fiscal year.


       SECTION 7.2. DIVIDENDS. The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and its Certificate of Incorporation.

       SECTION 7.3. SEAL. The corporate seal shall have inscribed the name of the Corporation thereon and shall be in such form as may be approved from time to time by the Board of Directors.

       SECTION 7.4. WAIVER OF NOTICE. Whenever any notice is required to be given to any stockholder or director of the Corporation under the provisions of the General Corporation Law of the State of Delaware, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed


                                         11.

equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of, any annual or special meeting of the stockholders of the Board of Directors need be specified in any waiver of notice of such meeting.


       SECTION 7.5. AUDITS. The accounts, books and records of the Corporation shall be audited upon the conclusion of each fiscal year by an independent certified public accountant selected by the Board of Directors, and it shall be the duty of the Board of Directors to cause such audit to be made annually.


       SECTION 7.6. RESIGNATIONS. Any director or any officer, whether elected or appointed, may resign at any time by serving written notice of such resignation on the Chairman of the Board, the President or the Secretary, and such resignation shall be deemed to be effective as of the close of business on the date said notice is received by the Chairman of the Board, the President, or the Secretary or at such later date as is stated therein. No formal action shall be required of the Board of Directors or the stockholders to make any such resignation effective unless otherwise provided therein.


       SECTION 7.7. CONTRACTS. Except as otherwise required by law, the Certificate of Incorporation or these Bylaws, any contracts or other instruments may be executed and delivered in the name and on the behalf of the Corporation by such officer or officers of the Corporation as the Board of Directors may from time to time direct. Such authority may be general or confined to specific instances as the Board may determine. The Chairman of the Board, the President, the Treasurer or any Vice President may execute bonds, contracts, deeds, leases and other instruments to be made or executed for or on behalf of the Corporation. Subject to any restrictions imposed by the Board of Directors or the Chairman of the Board, the President or any Vice President of the Corporation may delegate contractual powers to others under his or her jurisdiction, it being understood, however, that any such delegation of power shall not relieve such officer of responsibility with respect to the exercise of such delegated power.


       SECTION 7.8. PROXIES. Unless otherwise provided by resolution adopted by the Board of Directors, the Chairman of the Board, the President or any Vice President may from time to time appoint an attorney or attorneys or agent or agents of the Corporation, in the name and on behalf of the Corporation, to cast the votes which the Corporation may be entitled to cast as the holder of stock or other securities in any other corporation or other entity, any of whose stock or other securities may be held by the Corporation, at meetings of the holders of the stock or other securities of such other corporation or other entity, or to consent in writing, in the name of the Corporation as such holder, to any action by such other corporation or other entity, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal or otherwise, all such written proxies or other instruments as he or she may deem necessary or proper in the premises.


                                     ARTICLE VIII


                                         12.

                                      AMENDMENTS


       SECTION 8.1. AMENDMENTS. These Bylaws may be amended, altered, added to, rescinded or repealed at any meeting of the Board of Directors or of the stockholders, provided notice of the proposed change was given in the notice of the meeting and, in the case of a meeting of the Board of Directors, in a notice given no less than twenty-four hours prior to the meeting; PROVIDED, HOWEVER, that, notwithstanding any other provisions of these Bylaws or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the stock required by law, the Certificate of Incorporation or these Bylaws, the affirmative vote of the holders of at least 80 percent of the voting power of the then outstanding Voting Stock, voting together as a single class, shall be required in order for stockholders to adopt, alter, amend or repeal any bylaws.



                                         13.

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                                         14.

                                       [LETTERHEAD]

JUNE  , 1996
                                                         TAX OPINION

The Directors and Officers
 of Monterey Pasta Company
353 Sacramento Street, Suite 500
San Francisco, CA 94111
Attention: Carolyn Mar

RE: REINCORPORATION IN DELAWARE

Gentlemen:

We have acted as counsel to Monterey Pasta Company, a California corporation ("MPC California"), in connection with the proposed merger (the "Merger") of MPC California with and into its wholly-owned subsidiary Monterey Pasta Company, a Delaware corporation ("MPC Delaware"), pursuant to the terms of the Agreement and Plan of Merger, dated as of June , 1996 (the "Merger Agreement"), between MPC California and MPC Delaware. This opinion is being furnished to you pursuant to your request. All capitalized terms used herein, unless otherwise defined herein or the context otherwise requires, shall have the meanings assigned thereto in the Merger Agreement.

DESCRIPTION OF TRANSACTION

Pursuant to the Merger Agreement, each outstanding share of MPC California common stock, without par value ("MPC California Common Stock") will automatically be converted into one share of MPC Delaware common stock, par value $0.001 ("MPC Delaware Common Stock"), upon the Effective Date of the Merger. In addition, each share of MPC Delaware Common Stock outstanding immediately prior to the Merger (all of which will be held by MPC California at such time) will by virtue of the Merger be cancelled and returned to the status of authorized but unissued shares. Consequently, the holders of MPC California Common Stock immediately prior to the Merger will own all the outstanding shares of MPC Delaware Common Stock immediately after the Merger.

The Directors and Officers
 of Monterey Pasta Company
June  , 1996
Page 2

OPINION

In connection with this opinion, we have examined the following documents:

1. The Merger Agreement;

2. The MPC California Proxy Statement dated June  , 1996;

3. The MPC California Officer's Certificate dated June , 1996 (the "MPC California Officer's Certificate");

4. The MPC Delaware Officer's Certificate dated June , 1996 (the "MPC Delaware Officer's Certificate"); and

5. Such other documents as we have deemed appropriate in rendering the opinions set forth below.

In rendering our opinion, we have assumed the following:

1. The authenticity, accuracy, completeness, and correctness of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as copies.

2. The accuracy, completeness, and correctness of the representations, warranties, and covenants as to factual matters made by MPC California and MPC Delaware in the Merger Agreement, and the performance of the Merger Agreement in accordance with its terms.

3. The accuracy, completeness, and correctness of the representations contained within the MPC California Officer's Certificate and the MPC Delaware Officer's Certificate.

In rendering our opinion, we have considered the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations, pertinent judicial authorities, interpretive rulings of the Internal Revenue Service, and such other authorities as we have considered relevant.

The Directors and Officers
 of Monterey Pasta Company
June  , 1996
Page 3

Our opinion is subject to the following qualifications:

1. Our opinion is limited to the effect of the Federal tax laws of the United States on the transaction contemplated by the Merger Agreement, and we express no opinion as to matters governed by other laws.

2. In making our examination of documents and instruments executed by persons or entities other than MPC California and MPC Delaware, we have assumed, without investigation, the power and legal capacity of each such person or other entity to enter into and perform all of its obligations under such documents and instruments, the due authorization by each such person or other entity of such documents and instruments, and the due execution and delivery by each such person or other entity of such documents and instruments.

3. There is no plan or intention on the part of MPC California's shareholders (a "Plan") to engage in a sale, exchange, transfer, distribution, pledge, or other distribution (including a distribution by a partnership to its partners or by a corporation to its shareholders) or any transaction which results in a reduction of risk of ownership, or a direct or indirect disposition (a "Sale") of shares of MPC Delaware Common Stock to be received in the Merger that would reduce MPC California's shareholders' ownership of MPC Delaware Common Stock to a number of shares having an aggregate fair market value, as of the Effective Date of the Merger, of less than fifty percent (50%) of the value of all of the stock of MPC California outstanding immediately prior to the Merger. Shares of MPC California stock which are sold, redeemed or disposed of in a transaction that is in contemplation of or related to the Merger shall be considered shares of MPC California stock held by shareholders of MPC California immediately before the Merger which are exchanged in the Merger for shares of MPC Delaware Common Stock which are then disposed of pursuant to a Plan.

4. Our opinions are limited to the matters expressly set forth in this opinion letter, and no opinion is to be implied or may be inferred beyond the matters expressly so stated.

The Directors and Officers
 of Monterey Pasta Company
June  , 1996
Page 4

5. This opinion letter is dated as of the Effective Date of the Merger and, therefore, relates only to applicable laws as of that time. We disclaim any obligation to update this opinion letter for any events, and any changes in law or the interpretation thereof, occurring after the date of this opinion letter.

Based upon, and subject to the foregoing, we are of the opinion that the Merger will, under current law, have the following Federal income tax consequences for MPC California shareholders:

1. The Merger will constitute a tax-fee reorganization under Section 368(a) of the Code.

2. No gain or loss will be recognized by holders of MPC California Common Stock as a result of the exchange of such shares for shares of MPC Delaware
   Common Stock pursuant to the Merger.

3. The tax basis of the shares of MPC Delaware Common Stock received by each holder of MPC California Common Stock will equal the tax basis of such shareholder's shares of MPC California Common Stock exchanged in the Merger.

4. Assuming that the shares of MPC California Common Stock are held as capital assets, the holding period for the shares of MPC Delaware Common Stock received by each holder of MPC California Common Stock will include the holding period for the shares of MPC California Common Stock of such shareholder exchanged in the Merger.

Except as set forth above, we express no opinion as to the tax consequences to any party, whether Federal, state, local or foreign, of the Merger, or of any transactions related to the Merger or contemplated by the Merger Agreement.

This opinion is furnished to you for your exclusive use solely in connection with the transaction contemplated by the Merger Agreement and is not to

The Directors and Officers
 of Monterey Pasta Company
June  , 1996
Page 5


be relied upon for a nother purpose, or relied upon by any other person or entity, without our prior written approval.

Very truly yours,

GRAHAM & JAMES LLP

Enclosures
Our File: 34954.9

                                MONTEREY PASTA COMPANY

                  FIRST AMENDED AND RESTATED 1993 STOCK OPTION PLAN

                                MONTEREY PASTA COMPANY

                  FIRST AMENDED AND RESTATED 1993 STOCK OPTION PLAN

                                                                            PAGE
                                                                            ----


ARTICLE 1.  ESTABLISHMENT. . . . . . . . . . . . . . . . . . . . . . . . .    1

1.1  Establishment.. . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
1.2  Purpose.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
1.3  Term. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

ARTICLE 2.  DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . .    1

2.1  Definitions.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

ARTICLE 3.  ADMINISTRATION . . . . . . . . . . . . . . . . . . . . . . . .    2

3.1  Administration by Board and/or Committee. . . . . . . . . . . . . . .    2
3.2  Limitation of Authority With Respect to Outside Director Options. . .    3
3.3  Authority of Officers.. . . . . . . . . . . . . . . . . . . . . . . .    3
3.4  Disinterested Administration. . . . . . . . . . . . . . . . . . . . .    3
3.5  Compliance with Section 162(m). . . . . . . . . . . . . . . . . . . .    3

ARTICLE 4.  STOCK SUBJECT TO PLAN. . . . . . . . . . . . . . . . . . . . .    3

4.1  Shares Subject to Option. . . . . . . . . . . . . . . . . . . . . . .    3
4.2  Effect of Change in Stock Subject to Plan.. . . . . . . . . . . . . .    4

ARTICLE 5.  EMPLOYEE OPTIONS . . . . . . . . . . . . . . . . . . . . . . .    4

5.1  Employee Options Authorized.. . . . . . . . . . . . . . . . . . . . .    4
5.2  Eligibility for Employee Options. . . . . . . . . . . . . . . . . . .    4
5.3  Section 162(m) Limitation.. . . . . . . . . . . . . . . . . . . . . .    4
5.4  Terms and Conditions of Employee Options. . . . . . . . . . . . . . .    5
5.5  Standard Forms of Agreement for Employee Options. . . . . . . . . . .    7

ARTICLE 6.  OUTSIDE DIRECTOR OPTIONS . . . . . . . . . . . . . . . . . . .    7

6.1  Outside Director Options Authorized.. . . . . . . . . . . . . . . . .    7
6.2  Eligibility for Outside Director Options. . . . . . . . . . . . . . .    7
6.3  Terms and Conditions of Outside Director Options. . . . . . . . . . .    7
6.4  Shareholder Approval. . . . . . . . . . . . . . . . . . . . . . . . .    9

ARTICLE 7.  GENERAL PROVISIONS . . . . . . . . . . . . . . . . . . . . . .    9

7.1  Transfer of Control.. . . . . . . . . . . . . . . . . . . . . . . . .    9
7.2  Authority to Vary Terms.. . . . . . . . . . . . . . . . . . . . . . .   10
7.3  Fair Market Value Limitation on Incentive Stock Options.. . . . . . .   10
7.4  Provision of Information. . . . . . . . . . . . . . . . . . . . . . .   11
7.5  Options Non-Transferable. . . . . . . . . . . . . . . . . . . . . . .   11
7.6  Termination or Amendment of Plan or Options.. . . . . . . . . . . . .   11
7.7  Continuation of Initial Plan as to Outstanding Options. . . . . . . .   11

                                MONTEREY PASTA COMPANY

                  FIRST AMENDED AND RESTATED 1993 STOCK OPTION PLAN

                                      ARTICLE 1.

                                    ESTABLISHMENT

      1.1 ESTABLISHMENT. On August 31, 1993, the Monterey Pasta Company 1993 Employee Incentive Stock Option Plan (the "Initial Plan") was adopted. The Initial Plan is hereby amended and restated in its entirety and renamed the Monterey Pasta Company First Amended and Restated 1993 Stock Option Plan (the "Plan"), effective October __, 1994 (the "Effective Date").

      1.2 PURPOSE. The purpose of the Plan is to attract, retain and reward persons providing services to a Participating Company, and to motivate such persons to contribute to the growth and profits of the Participating Company Group in the future. The Plan consists of an Employee Stock Option component plan, providing for the grant of stock options to eligible employees and consultants, and an Outside Director Stock Option component plan, providing for the automatic grant of stock options to nonemployee directors of the Company.

      1.3 TERM. All Options shall be granted, if at all, within ten (10) years from August 31, 1993.

                                      ARTICLE 2.

                                     DEFINITIONS

      2.1 DEFINITIONS. Whenever used herein, the following terms shall have their respective meanings set forth below:

             (a) "BOARD" means the Board of Directors of the Company.

             (b) "Code" means the Internal Revenue Code of 1986, as amended.

             (c) "COMPANY" means Monterey Pasta Company and any successor corporation thereto.

             (d) "EMPLOYEE OPTION" means an option to purchase Stock granted pursuant to the terms and conditions of Article 5 below.

             (e) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.


                                          1.

             (f) "INCENTIVE STOCK OPTION" means an incentive stock option as described in section 422 of the Code.

             (g) "NONSTATUTORY STOCK OPTION" means a stock option which shall not be treated as an incentive stock option as described in section 422 of the Code.


             (h) "OPTION" means an Employee Option or an Outside Director
Option.

             (i)    "OPTIONEE" means a person who has received one or more
Options.

             (j) "OUTSIDE DIRECTOR" means a person who is (i) a member of the Board and (ii) not an employee of a Participating Company.

             (k) "OUTSIDE DIRECTOR OPTION" means an option to purchase Stock automatically granted pursuant to the terms and conditions of Article 6 below.

             (l) "PARENT CORPORATION" and "SUBSIDIARY CORPORATION" shall have the meaning given to such terms in sections 424(e) and 424(f) of the Code, respectively.

             (m) "PARTICIPATING COMPANY" means the Company or any present or future parent or subsidiary corporation of the Company, all of whom are collectively referred to as the "PARTICIPATING COMPANY GROUP."

             (n) "RULE 16b-3" means Rule 16b-3 as promulgated under the Exchange Act and amended from time to time or any successor rule or regulation.

             (o) "SECTION 162(m)" means section 162(m) of the Code, as amended by the Revenue Reconciliation Act of 1993 (P.L. 103-66), and the regulations promulgated thereunder.

             (p) "STOCK" means the authorized but unissued common stock of the Company.

             (q) "TEN PERCENT OWNER OPTIONEE" means an Optionee who at the time the Option is granted owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of section 422(b)(6) of the Code.

                                      ARTICLE 3.

                                    ADMINISTRATION

      3.1 ADMINISTRATION BY BOARD AND/OR COMMITTEE. The Plan shall be administered by the Board and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall


                                          2.

also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted herein, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. All questions of interpretation of the Plan or of any Options granted under the Plan shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan and/or any Option.

      3.2 LIMITATION OF AUTHORITY WITH RESPECT TO OUTSIDE DIRECTOR OPTIONS. Notwithstanding any provision herein to the contrary, the Board shall have no authority, discretion, or power to select the Outside Directors of the Company who will receive Outside Director Options under the Plan, to set the exercise price of Outside Director Options granted under the Plan, to determine the number of shares of Stock to be granted under an Outside Director Option or the time at which such options are to be granted, to establish the duration of Outside Director Options, or alter any other terms or conditions specified in the Plan with respect to Outside Director Options, except in the sense of administering the Plan subject to the provisions of the Plan.

      3.3 AUTHORITY OF OFFICERS. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

      3.4 DISINTERESTED ADMINISTRATION. With respect to the participation in the Plan of employees who are also officers or directors of the Company subject to Section 16 of the Exchange Act, the Plan shall be administered by the Board in compliance with the "disinterested administration" requirement of Rule 16b-3.

      3.5 COMPLIANCE WITH SECTION 162(M). In the event a Participating Company becomes a "publicly held corporation" as defined in paragraph (2) of Section 162(m), the Company may establish a committee of outside directors meeting the requirements of Section 162(m) to approve the grant of Employee Options which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).

                                      ARTICLE 4.
                                STOCK SUBJECT TO PLAN

      4.1 SHARES SUBJECT TO OPTION. Options shall be for the purchase of Stock, subject to adjustment as provided in Section 4.2. The maximum number of shares of Stock which may be issued under the Plan shall be one million two hundred thousand (1,200,000) shares. In the event that any outstanding Option for any reason expires or is terminated or canceled or shares of Stock subject to repurchase are repurchased by the


                                          3.

Company, the shares allocable to the unexercised portion of such Option, or such repurchased shares, may again be subject to an Option grant. Notwithstanding the foregoing, any such shares shall be made subject to a new Option only if the grant of such new Option and the issuance of such shares pursuant to such new Option would not cause the Plan or any Option granted under the Plan to contravene Rule 16b-3.

      4.2 EFFECT OF CHANGE IN STOCK SUBJECT TO PLAN. Appropriate adjustments shall be made in the number and class of shares of Stock subject to the Plan, to the Section 162(m) limitation set forth in Section 5.3 below, to the automatic grant of Outside Director Options as provided in Section 6.3(a) below, and to any outstanding Options and in the exercise price of any outstanding Options in the event of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or like change in the capital structure of the Company. In the event a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, converted into, or otherwise become (whether or not pursuant to a Transfer of Control (as defined in Section 7.1 below)) shares of another corporation (the "New Shares"), the Company may unilaterally amend the outstanding Options to provide that such Options are exercisable for New Shares. In the event of any such amendment, the number of shares and the exercise price of the outstanding Options shall be adjusted in a fair and equitable manner.

                                      ARTICLE 5.

                                   EMPLOYEE OPTIONS

      5.1 EMPLOYEE OPTIONS AUTHORIZED. Employee Options may be either Incentive Stock Options or Nonstatutory Stock Options.

      5.2 ELIGIBILITY FOR EMPLOYEE OPTIONS. Employee Options may be granted only to employees (including officers and directors who are also employees) of the Participating Company Group or to individuals (excluding Outside Directors) who are rendering services as consultants, advisors, or other independent contractors to the Participating Company Group. For purposes of the foregoing sentence, "employees" shall include prospective employees to whom Employee Options are granted in connection with written offers of employment with the Participating Company Group and "consultants" or "advisors" shall include prospective consultants or advisors to whom Employee Options are granted in connection with written consulting or advising offers with the Participating Company Group. The Board shall, in its sole discretion, determine which eligible persons shall be granted Employee Options. An individual who is rendering services as a consultant, advisor, or other independent contractor or who is a prospective employee, consultant, or advisor may only be granted a Nonstatutory Stock Option. Eligible persons may be granted more than one Employee Option.

      5.3  SECTION 162(M) LIMITATION. Subject to adjustment as provided in
Section 4.2, no person shall be granted within any fiscal year of the Company Employee Options which in the aggregate cover more than sixty thousand (60,000) shares; provided,


                                          4.

however, that the foregoing limit shall be ninety thousand (90,000) shares with respect to Options granted to any person during the first fiscal year of such person's employment with the Company.

      5.4 TERMS AND CONDITIONS OF EMPLOYEE OPTIONS. Subject to the provisions of the Plan, the Board shall determine for each Employee Option (which need not be identical) the number of shares of Stock for which the Employee Option shall be granted, the exercise price of the Employee Option, the timing and terms of exercisability and vesting of the Employee Option, the time of expiration of the Employee Option, the effect of the Optionee's termination of employment or service, whether the Employee Option is to be treated as an Incentive Stock Option or as a Nonstatutory Stock Option, the method for satisfaction of any tax withholding obligation arising in connection with the Employee Option, including by the withholding or delivery of shares of Stock, and all other terms and conditions of the Employee Option not inconsistent with the Plan. Employee Options granted pursuant to the Plan shall be evidenced by written agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish, which agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

             (a) EMPLOYEE OPTION EXERCISE PRICE. The exercise price for each Employee Option shall be established in the sole discretion of the Board; provided, however, that (i) the exercise price per share for an Employee Option shall be not less than the fair market value, as determined by the Board, of a share of Stock on the date of the granting of the Employee Option and (ii) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall have an exercise price per share less than one hundred ten percent (110%) of the fair market value, as determined by the Board, of a share of Stock on the date of the granting of the Incentive Stock Option. Notwithstanding the foregoing, an Employee Option (whether an Incentive Stock Option or a nonstatutory stock option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Employee Option is granted pursuant to an assumption or substitution for another option in a manner qualifying with the provisions of section 424(a) of the Code.

             (b) EMPLOYEE OPTION EXERCISE PERIOD. The Board shall have the power to set, including by amendment of an Employee Option, the time or times within which each Employee Option shall be exercisable or the event or events upon the occurrence of which all or a portion of each Employee Option shall be exercisable and the term of each Employee Option; provided, however, that (i) no Incentive Stock Option shall be exercisable after the expiration of ten (10) years after the date such Incentive Stock Option is granted, and (ii) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall be exercisable after the expiration of five (5) years after the date such Incentive Stock Option is granted.

             (c)  PAYMENT OF EMPLOYEE OPTION EXERCISE PRICE


                                          5.

                    (i) FORMS OF PAYMENT AUTHORIZED. Payment of the exercise price for the number of shares of Stock being purchased pursuant to any Employee Option shall be made (1) in cash, by check, or cash equivalent, (2) by tender to the Company of shares of the Company's common stock owned by the Optionee having a value, as determined by the Board (but without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company), not less than the exercise price, (3) by the Optionee's recourse promissory note in a form approved by the Company, (4) by the assignment of the proceeds of a sale of some or all of the shares being acquired upon the exercise of the Employee Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System), or (5) by any combination thereof. The Board may at any time or from time to time, by adoption of or by amendment to either of the standard forms of stock option agreement described in Section 5.6, or by other means, grant Employee Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price and/or which otherwise restrict one (1) or more forms of consideration.

                    (ii) TENDER OF COMPANY STOCK. Notwithstanding the foregoing, an Employee Option may not be exercised by tender to the Company of shares of the Company's common stock to the extent such tender of stock would constitute a violation of the provisions of any law, regulation and/or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Board, an Employee Option may not be exercised by tender to the Company of shares of the Company's common stock unless such shares of the Company's stock either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

                    (iii) PROMISSORY NOTES. No promissory note shall be permitted if an exercise using a promissory note would be a violation of any law. Any permitted promissory note shall be due and payable not more than four
(4) years after the Employee Option is exercised, and interest shall be payable at least annually and be at least equal to the minimum interest rate necessary to avoid imputed interest pursuant to all applicable sections of the Code. The Board shall have the authority to permit or require the Optionee to secure any promissory note used to exercise an Employee Option with the shares of Stock acquired on exercise of the Employee Option and/or with other collateral acceptable to the Company. Unless otherwise provided by the Board, in the event the Company at any time is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company's securities, any promissory note shall comply with such applicable regulations, and the Optionee shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations.

                    (iv) ASSIGNMENT OF PROCEEDS OF SALE. The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve and/or terminate any program and/or procedures for the exercise of


                                          6.

Employee Options by means of an assignment of the proceeds of a sale of some or all of the shares of Stock to be acquired upon such exercise.

      5.5  STANDARD FORMS OF AGREEMENT FOR EMPLOYEE OPTIONS.

             (a) INCENTIVE STOCK OPTIONS. Unless otherwise provided for by the Board at the time an Employee Option is granted, an Employee Option designated as an "Incentive Stock Option" shall comply with and be subject to the terms and conditions set forth in the form of incentive stock option agreement attached hereto as EXHIBIT A and incorporated herein by reference.

             (b) NONSTATUTORY STOCK OPTIONS. Unless otherwise provided for by the Board at the time an Employee Option is granted, an Employee Option designated as a "Nonstatutory Stock Option" shall comply with and be subject to the terms and conditions set forth in the form of nonstatutory stock option agreement attached hereto as EXHIBIT B and incorporated herein by reference.

             (c)  STANDARD TERM FOR EMPLOYEE OPTIONS. Except as provided in
Section 5.4(b) or otherwise provided for by the Board in the grant of an Employee Option, any Employee Option granted hereunder shall have a term of ten
(10) years.

                                      ARTICLE 6.

                               OUTSIDE DIRECTOR OPTIONS

      6.1 OUTSIDE DIRECTOR OPTIONS AUTHORIZED. Outside Director Options shall be Nonstatutory Stock Options.

      6.2 ELIGIBILITY FOR OUTSIDE DIRECTOR OPTIONS. Outside Director Options may be granted only to Outside Directors.

      6.3 TERMS AND CONDITIONS OF OUTSIDE DIRECTOR OPTIONS. Outside Director Options granted pursuant to the Plan shall be evidenced by written agreements specifying the number of shares of Stock covered thereby, in substantially the form attached hereto as EXHIBIT C (the "Outside Director Option Agreement"), which written agreement may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

             (a) AUTOMATIC GRANT OF OPTIONS. Subject to execution by each Outside Director of the appropriate Option Agreement, Outside Director Options shall be granted automatically and without further action of the Board, as follows:

                    (i) On the Effective Date, each person serving as an Outside Director shall be granted an Outside Director Option to purchase ten thousand (10,000) shares of Stock.


                                          7.

                    (ii) Each person who is newly appointed or elected as an Outside Director after the Effective Date shall be granted an Outside Director Option to purchase ten thousand (10,000) shares of Stock upon the date of such initial appointment or election.

                    (iii) Each Outside Director shall be granted an Outside Director Option to purchase ten thousand (10,000) shares of Stock on each anniversary of his or her Anniversary Date (as defined below).

                    (iv) The Anniversary Date of each Outside Director shall be
(1) if the Outside Director held office as an Outside Director on the Effective Date, the Effective Date and (2) for each other Outside Director, the date upon which he or she was first granted an Outside Director Option under the Plan.

                    (v) Notwithstanding the foregoing, any Outside Director may elect not to receive an Outside Director Option granted pursuant to this Section 6.3(a) by delivering written notice of such election to the Board (1) in the case of an initial Outside Director Option grant, no later than the Effective Date or, if later, the date upon which such Outside Director commences service on the Board, or (2) in the case of an anniversary Outside Director Option grant, no later than six (6) months prior to the applicable Anniversary Date.

                    (vi) Notwithstanding any other provision of the Plan, no Outside Director Option shall be granted to any individual on his or her Anniversary Date when he or she is no longer serving as an Outside Director of the Company on such Anniversary Date.

             (b) OUTSIDE DIRECTOR OPTION EXERCISE PRICE. The exercise price per share of Stock subject to an Outside Director Option shall be the fair market value of a share of Stock on the date of the granting of the Outside Director Option. For purposes of this Section 6.3(b), where there is a public market for the Stock, the fair market value per share of Stock shall be the mean of the bid and asked prices of the Stock on the date of the granting of the Outside Director Option, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation ("NASDAQ") system) or, in the event the Stock is listed on the NASDAQ National Market System or a national or regional securities exchange, the fair market value per share of Stock shall be the closing price on such National Market System or exchange on the date of the granting of the Outside Director Option, as reported in the Wall Street Journal. If the date of the granting of an Outside Director Option does not fall on a day on which the Stock is trading on NASDAQ, the NASDAQ National Market System or other national or regional securities exchange, the date on which the Outside Director Option exercise price per share shall be established shall be the last day on which the Stock was so traded prior to the date of the granting of the Outside Director Option.


                                          8.

             (c) EXERCISE PERIOD AND EXERCISABILITY OF OUTSIDE DIRECTOR OPTIONS. An Outside Director Option granted pursuant to the Plan shall have a term of ten (10) years. Outside Director Options granted pursuant to the Plan shall become exercisable in two (2) approximately equal annual installments commencing one (1) year after the date of grant as provided in the appropriate form of Outside Director Option Agreement.

             (d) PAYMENT OF OPTION EXERCISE PRICE. Payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check, or in cash equivalent, (ii) by the assignment of the proceeds of a sale of some or all of the shares being acquired upon the exercise of an Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System), or (iii) by any combination thereof. The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve and/or terminate any program and/or procedure for the exercise of Options by means of an assignment of the proceeds of a sale of some or all of the shares of Stock to be acquired upon such exercise.

      6.4 SHAREHOLDER APPROVAL. Any Outside Director Option granted pursuant to the Plan shall be subject to obtaining shareholder approval of the Plan on or before the date of the first annual meeting of shareholders after the Effective Date. Notwithstanding the foregoing, shareholder approval shall not be necessary in order to grant any Outside Director Option granted on the Effective Date; provided, however, that the exercise of any such Outside Director Option shall be subject to obtaining shareholder approval of the Plan.

                                      ARTICLE 7.

                                  GENERAL PROVISIONS

      7.1 TRANSFER OF CONTROL. A "Transfer of Control" shall be deemed to have occurred in the event any of the following occurs with respect to the Company:

             (a) the direct or indirect sale or exchange by the shareholders of the Company of all or substantially all of the stock of the Company where the shareholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such sale or exchange;

             (b) a merger or consolidation in which the Company is not the surviving corporation;

             (c) a merger or consolidation in which the Company is the surviving corporation where the shareholders of the Company before such merger or consolidation


                                          9.

do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such merger or consolidation;

             (d) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange, or transfer to one (1) or more subsidiary corporations (as defined in Section 2.1 above) of the Company); or

             (e) a liquidation or dissolution of the Company.

      In the event of a Transfer of Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), shall either assume the Company's rights and obligations under outstanding Options or substitute options for the Acquiring Corporation's stock for such outstanding Options. In the event the Acquiring Corporation elects not to assume or substitute for such outstanding Options in connection with the Transfer of Control, any unexercisable and/or unvested portion of the outstanding Options shall be immediately exercisable and vested as of the date thirty (30) days prior to the date of the Transfer of Control. The exercise and/or vesting of any Option that was permissible solely by reason of this Section 7.1 shall be conditioned upon the consummation of the Transfer of Control. Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control shall terminate and cease to be outstanding effective as of the date of the Transfer of Control.

      7.2 AUTHORITY TO VARY TERMS. The Board shall have the authority from time to time to vary the terms of the standard forms of stock option agreement described in Section 5.5 and Section 6.3 either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of such revised or amended standard form or forms of stock option agreement shall be in accordance with the terms of the Plan. Such authority shall include, but not by way of limitation, the authority to grant Options which are immediately exercisable subject to the Company's right to repurchase any unvested shares of Stock acquired by an Optionee on exercise of an Option in the event such Optionee's service to the Participating Company Group is terminated for any reason, with or without cause.

      7.3 FAIR MARKET VALUE LIMITATION ON INCENTIVE STOCK OPTIONS. To the extent that the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the stock for which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under the Plan and any other stock option plan of the Participating Company Group) exceeds One Hundred Thousand Dollars ($100,000), such options shall be treated as Nonstatutory Stock Options. This paragraph shall be applied by taking Incentive Stock Options into account in the order in which they were granted.


                                         10.

      7.4 PROVISION OF INFORMATION. Each Optionee shall be given access to information concerning the Company equivalent to that information generally made available to the Company's common shareholders.

      7.5 OPTIONS NON-TRANSFERABLE. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution.

      7.6 TERMINATION OR AMENDMENT OF PLAN OR OPTIONS. The Board, including any duly appointed committee of the Board, may terminate or amend the Plan or any Option at any time; provided, however, that without the approval of the Company's shareholders, there shall be (a) no increase in the total number of shares of Stock covered by the Plan (except by operation of the provisions of Section 4.2), (b) no change in the class of persons eligible to receive Incentive Stock Options and (c) no expansion in the class of persons eligible to receive Nonstatutory Stock Options. Furthermore, the provisions of the Plan addressing eligibility for Outside Director Options and the amount, price and timing of grants of Outside Director Options shall not be amended more than once every six (6) months, other than to comport to changes in the Code, or the rules thereunder. In addition to the foregoing, the approval of the Company's shareholders shall be sought for any amendment to the Plan or an Option for which the Board deems shareholder approval necessary in order to comply with Rule 16b-3. In any event, no amendment may adversely affect any then outstanding Option or any unexercised portion thereof, without the consent of the Optionee, unless such amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option.

      7.7 CONTINUATION OF INITIAL PLAN AS TO OUTSTANDING OPTIONS. Notwithstanding any other provision of the Plan to the contrary, the terms of the Initial Plan shall remain in effect and apply to Options granted pursuant to the Initial Plan.

      IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing Monterey Pasta Company First Amended and Restated 1993 Stock Option Plan was duly adopted by the Board of Directors of the Company on the day of October, 1994.


                                       ----------------------------------


                                         11.

                                     PLAN HISTORY


8/31/93 Board of Directors adopted the Initial Plan with a share reserve of 315,000 shares.

8/31/93 Shareholders approved the Initial Plan with a share reserve of 315,000 shares.

1/12/94 Board of Directors adopted an amendment to the Initial Plan increasing the share reserve to 950,000 shares.

10/__/94 Board of Directors adopted the Plan with a share reserve of 1,200,000 shares.

__/__/94 Shareholders approve Plan with a share reserve of 1,200,000 shares.

                                   EXHIBIT A


                                STANDARD FORM OF

                             MONTEREY PASTA COMPANY
                       INCENTIVE STOCK OPTION AGREEMENT
                               (EMPLOYEE OPTION)

                             MONTEREY PASTA COMPANY

                        INCENTIVE STOCK OPTION AGREEMENT

                                (EMPLOYEE OPTION)


     Monterey Pasta Company granted to the individual named below an option to purchase certain shares of common stock of the Company, in the manner and subject to the provisions of this Option Agreement.

     1.        DEFINITIONS:

          (a)  "Optionee" shall mean _____________

          (b)  "Date of Option Grant" shall mean ___________

          (c) "Number of Option Shares" shall mean _____ shares of common stock of the Company as adjusted from time to time pursuant to paragraph 9 below.

          (d) "Exercise Price" shall mean $_____ per share as adjusted from time to time pursuant to paragraph 9 below.

          (e)  "Initial Exercise Date" shall be the Initial Vesting Date.

          (f) "Initial Vesting Date" shall be the date occurring one (1) year after (check one):

                __    the Date of Option Grant.

                __    ________________________________ (specify other date).

          (g)  Determination of "Vested Ratio":

                                                 Vested Ratio
                                                 ------------
               Prior to Initial Vesting Date          0

               On Initial Vesting Date,              1/3
               provided the Optionee is
               continuously employed by
               a Participating Company from
               the Date of Option Grant until
               the Initial Vesting Date

               PLUS

               For each full year                    1/3
               of the Optionee's
               continuous employment by a
               Participating Company from the
               Initial Vesting Date

               In no event shall the Vested
               Ratio exceed 1/1.


          (h) "Option Term Date" shall mean the date ten (10) years after the Date of Option Grant.

          (i)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (j) "Company" shall mean Monterey Pasta Company, a California corporation, and any successor corporation thereto.

          (k) "Participating Company" shall mean (i) the Company and (ii) any present or future parent and/or subsidiary corporation of the Company while such corporation is a parent or subsidiary of the Company. For purposes of this Option Agreement, a parent corporation and a subsidiary corporation shall be as defined in sections 424(e) and 424(f) of the Code, respectively.

          (l) "Participating Company Group" shall mean at any point in time all corporations collectively which are then a Participating Company.

          (m) "Plan" shall mean the Monterey Pasta Company First Amended and Restated 1993 Stock Option Plan.

     2. STATUS OF THE OPTION. This Option is intended to be an incentive stock option as described in section 422 of the Code, but the Company does not represent or warrant that this Option qualifies as such. The Optionee should consult with the Optionee's own tax advisors regarding the tax effects of this Option and the requirements necessary to obtain favorable income tax treatment under section 422 of the Code, including, but not limited to, holding period requirements. (NOTE: If the aggregate Exercise Price of the Option (that is, the Exercise Price multiplied by the Number of Option Shares) plus the aggregate exercise price of any other incentive stock options held by the Optionee ( whether granted pursuant to the Plan or any other stock option plan of the Participating Company Group) is greater than $100,000, the Optionee should contact the Chief Financial Officer of the Company to ascertain whether the entire Option qualifies as an incentive stock option.)

     3. ADMINISTRATION. All questions of interpretation concerning this Option Agreement shall be determined by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted in the Plan, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. All determinations by the Board shall be final and binding upon all persons having an interest in the Option.
 Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.


     4.        EXERCISE OF THE OPTION.

          (a) RIGHT TO EXERCISE. Except as provided in paragraph 4(f) below, the Option shall first become exercisable on the Initial Exercise Date. The Option shall be exercisable on and after the Initial Exercise Date and prior to the termination of the Option in the amount equal to the Number of Option Shares multiplied by the Vested Ratio as set forth in paragraph 1 above less the number of shares previously acquired upon exercise of the Option. In no event shall the Option be exercisable for more shares than the Number of Option Shares. In addition to the foregoing, in the event that the adoption of the Plan or any amendment of the Plan is subject to the approval of the Company's shareholders in order for the Option to comply with the requirements of Rule 16b-3, promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Option shall not be exercisable prior to such shareholder approval if the Optionee is subject to Section 16(b) of the Exchange Act, unless the Board, in its sole discretion, approves the exercise of the Option prior to such shareholder approval.

          (b) METHOD OF EXERCISE. The Option may be exercised by written notice to the Company which must state the election to exercise the Option, the number of shares for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. The written notice must be signed by the Optionee and must be delivered in person, by certified or registered mail, return receipt requested, or by facsimile transmission to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in paragraph 6 below, accompanied by full payment of the Exercise Price for the number of shares being purchased.

          (c) PAYMENT OF EXERCISE PRICE. Payment of the Exercise Price for the number of shares for which the Option is being exercised shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of shares of the Company's common stock owned by the Optionee having a value not less than the Exercise Price, which either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company,
(iii) by Immediate Sales Proceeds, as defined below, or (iv) by any combination of the foregoing. Notwithstanding the foregoing, the Option may not be exercised by tender to the Company of shares of the Company's common stock to the extent such tender of stock would constitute a violation of the provisions of any law, regulation and/or agreement restricting the redemption of the Company's common stock. "Immediate Sales Proceeds" shall mean the assignment in form acceptable to the Company of the proceeds of a sale of some or all of the shares acquired upon the exercise of the Option pursuant to a program and/or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to decline to approve any such program and/or procedure.

          (d) TAX WITHHOLDING. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes payroll withholding and otherwise agrees to make adequate provision for foreign, federal and state tax withholding obligations of the Company, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired on exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired on exercise of the Option.

          (e) CERTIFICATE REGISTRATION. The certificate or certificates for the shares as to which the Option shall be exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

          (f) RESTRICTIONS ON GRANT OF THE OPTION AND ISSUANCE OF SHARES. The grant of the Option and the issuance of the shares upon exercise of the Option shall be subject to compliance with all applicable requirements of federal or state law with respect to such securities. The Option may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulations. In addition, no Option may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities
Act.   THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISABLE
UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE

OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. Questions concerning this restriction should be directed to the Chief Financial Officer of the Company. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

          (g) FRACTIONAL SHARES. The Company shall not be required to issue fractional shares upon the exercise of the Option.

     5. NON-TRANSFERABILITY OF THE OPTION. The Option may be exercised during the lifetime of the Optionee only by the Optionee and may not be assigned or transferred in any manner except by will or by the laws of
descent and distribution.   Following the death of the Optionee, the Option,
to the extent unexercised and exercisable by the Optionee on the date of death, may be exercised by the Optionee's legal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

     6. TERMINATION OF THE OPTION. The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Term Date as defined above, (b) the last date for exercising the Option following termination of employment as described in paragraph 7 below, or (c) upon a Transfer of Control to the extent provided in paragraph 8 below.

     7.        TERMINATION OF EMPLOYMENT.

          (a) TERMINATION OF THE OPTION. Except as provided in this paragraph 7(a), the Option shall terminate and may not be exercised after the Optionee ceases to be an employee of the Participating Company Group.

               (i) DEATH OR DISABILITY. If the Optionee ceases to be an employee of the Participating Company Group by reason of the Optionee's death or disability within the meaning of section 422(c) of the Code, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be an employee, may be exercised by the Optionee (or the Optionee's legal representative) at any time prior to the expiration of twelve (12) months from the date on which the Optionee's employment terminated, but in any event no later than the Option Term Date. The Optionee's employment shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee's termination of employment.

               (ii) TERMINATION FOR CAUSE. If the Optionee ceases to be an employee of the Participating Company Group by reason of termination for cause, the Option shall terminate and cease to be exercisable on the effective date of such termination. "Termination for cause" shall mean discharge for (1) conviction of a felony, (2) any material act of fraud, dishonesty or other malfeasance, or (3) willful, improper disclosure of confidential information regarding a Participating Company.

               (iii) OTHER TERMINATION. If the Optionee ceases to be an employee of the Participating Company Group for any reason except death, disability within the meaning of section 422(c) of the Code or termination for cause, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be an employee, may be exercised by the Optionee within three (3) months after the date on which the Optionee's employment terminated, but in any event no later than the Option Term Date.

          (b) EMPLOYEE AND TERMINATION OF EMPLOYMENT DEFINED. For purposes of this paragraph 7, the term "employee" shall mean any person, including officers and directors, employed by a Participating Company or performing services for a Participating Company as a consultant, advisor or other independent contractor. For purposes of this paragraph 7, the Optionee's employment shall be deemed to have terminated either upon an actual termination of employment or service or upon the Optionee's employer ceasing to be a Participating Company. The Optionee's employment shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee serves as an employee, provided that there is no interruption or termination of the Optionee's service as an employee.(THE OPTIONEE IS CAUTIONED THAT IF THE OPTION IS EXERCISED MORE THAN THREE(3) MONTHS AFTER THE DATE ON WHICH THE OPTIONEE'S EMPLOYMENT (OTHER THAN AS A DIRECTOR, CONSULTANT, ADVISOR OR OTHER INDEPENDENT CONTRACTOR) TERMINATED, THE OPTION MAY CEASE TO BE AN INCENTIVE STOCK OPTION. THE OPTIONEE SHOULD CONSULT WITH THE OPTIONEE'S OWN TAX ADVISORS AS TO THE TAX CONSEQUENCES OF ANY SUCH DELAYED EXERCISE.)

          (c) EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above is prevented by the provisions of paragraph 4(f) above, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Term Date. The Company makes no representation as to the tax consequences of any such delayed exercise. The Optionee should consult with the Optionee's own tax advisors as to the tax consequences to the Optionee of any such delayed exercise.

          (d) EXTENSION IF OPTIONEE SUBJECT TO SECTION 16(B). Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of employment, or (iii) the Option Term Date. The Company makes no representation as to the tax consequences of any such delayed exercise. The Optionee should consult with the Optionee's own tax advisors as to the consequences to the Optionee of any such delayed exercise.

          (e) LEAVE OF ABSENCE. For purposes hereof, the Optionee's employment with the Participating Company Group shall not be deemed to terminate if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less.
In the event of a leave in excess of ninety (90) days, the Optionee's employment shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Optionee's right to reemployment with the Participating Company Group remains guaranteed by statute or contract. Notwithstanding the foregoing, however, a leave of absence shall be treated as employment for purposes of determining the Optionee's Vested Ratio if and only if the leave of absence is designated by the Company as (or required by law to be) a leave for which vesting credit is given.

     8. OWNERSHIP CHANGE AND TRANSFER OF CONTROL. An "Ownership Change" shall be deemed to have occurred in the event any of the following occurs with respect to the Company:

          (a) the direct or indirect sale or exchange by the shareholders of the Company of all or substantially all of the stock of the Company;

          (b)  a merger or consolidation in which the Company is a party;

          (c) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange, or transfer to one
(1) or more subsidiary corporations (as defined in paragraph 1(k) above) of the Company); or

          (d)  a liquidation or dissolution of the Company.

          A "Transfer of Control" shall mean an Ownership Change described in
(a) or (b) above in which the shareholders of the Company before such Ownership Change do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such transaction or in which the Company is not the surviving corporation or any Ownership Change described in (c) or (d) above.

          In the event of a Transfer of Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), shall either assume the Company's rights and obligations under this Option Agreement or substitute an option for the Acquiring Corporation's stock for the Option. In the event the Acquiring Corporation elects not to assume the Company's rights and obligations under this Option Agreement or substitute for the Option in connection with the Transfer of Control, any unexercisable and/or unvested portion of the Option shall be immediately exercisable and vested as of the date thirty (30) days prior to the date of the Transfer of Control. The exercise and/or vesting of any portion of the Option that was permissible solely by reason of this paragraph 8 shall be conditioned upon the consummation of the Transfer of Control. The Option shall terminate and cease to be outstanding effective as of the date of the Transfer of Control to the extent that the Option is neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control.

     9. EFFECT OF CHANGE IN STOCK SUBJECT TO THE OPTION. Appropriate adjustments shall be made in the number, exercise price and class of shares of stock subject to the Option in the event of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or like change in the capital structure of the Company. In the event a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change) shares of another corporation (the "New Shares"), the Company may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the number of shares and the exercise price shall be adjusted in a fair and equitable manner.

     10. RIGHTS AS A SHAREHOLDER OR EMPLOYEE. The Optionee shall have no rights as a shareholder with respect to any shares covered by the Option until the date of the issuance of a certificate or certificates for the shares for which the Option has been exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificate or certificates are issued, except as provided in paragraph 9 above. Nothing in the Option shall confer upon the Optionee any right to continue in the employ of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee's employment at any time.

     11. NOTICE OF SALES UPON DISQUALIFYING DISPOSITION. The Optionee shall dispose of the shares acquired pursuant to the Option only in accordance with the provisions of this Option Agreement. In addition, the Optionee shall promptly notify the Chief Financial Officer of the Company if the Optionee disposes of any of the shares acquired pursuant to the Option within one(1) year from the date the Optionee exercises all or part of the Option or within two (2) years of the date of grant of the Option. Until such time as the Optionee disposes of such shares in a manner consistent with the provisions of this Option Agreement, the Optionee shall hold all shares acquired pursuant to the Option in the Optionee's name(and not in the name of any nominee) for the one-year period immediately after the exercise of the Option and the two-year period immediately after grant of the Option. At any time during the one-year or two-year periods set forth above, the Company may place a legend or legends on any certificate or certificates representing shares acquired pursuant to the Option requesting the transfer agent for the Company's stock to notify the Company of any such transfers. The obligation of the Optionee to notify the Company of any such transfer shall continue notwithstanding that a legend has been placed on the certificate or certificates pursuant to the preceding sentence.

     12. LEGENDS. The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to carry out the provisions of this paragraph.

     13. BINDING EFFECT. This Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

     14. TERMINATION OR AMENDMENT. The Board, including any duly appointed committee of the Board, may terminate or amend the Plan and/or the Option at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee unless such amendment is required to enable the Option to qualify as an Incentive Stock Option.

     15. INTEGRATED AGREEMENT. This Option Agreement constitutes the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Company other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

     16. APPLICABLE LAW. This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.


                                   MONTEREY PASTA COMPANY


                                   By:     Norman E. Dean
                                         --------------------------
                                   Title:   President and Chief
                                          -------------------------
                                             Executive Officer
                                          -------------------------

     The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement.



Date:  _____________________    ______________________________________________
                                [Employee Name], Optionee

                                      EXHIBIT B


                                   STANDARD FORM OF

                                MONTEREY PASTA COMPANY
                         NONSTATUTORY STOCK OPTION AGREEMENT
                                  (EMPLOYEE OPTION)

                                MONTEREY PASTA COMPANY

                         NONSTATUTORY STOCK OPTION AGREEMENT

                                   (EMPLOYEE NAME)


      Monterey Pasta Company granted to the individual named below an option to purchase certain shares of common stock of the Company, in the manner and subject to the provisions of this Option Agreement.

      1.     DEFINITIONS:

             (a)    "Optionee" shall mean _____________

             (b)    "Date of Option Grant" shall mean ___________

             (c) "Number of Option Shares" shall mean _____ shares of common stock of the Company as adjusted from time to time pursuant to paragraph 9 below.

             (d) "Exercise Price" shall mean $_____ per share (the closing price of the common stock of the Company on _______, as adjusted from time to time pursuant to paragraph 9 below.

             (e)    "Initial Exercise Date" shall be the Initial Vesting Date.

             (f) "Initial Vesting Date" shall be the date occurring one (1) year after (check one):

                   / /     the Date of Option Grant.

                   / /     ________________________________ (other date).

             (g)    Determination of "Vested Ratio":


                                                                Vested Ratio

                    Prior to Initial Vesting Date                    0

                    On Initial Vesting Date,                         1/3
                    provided the Optionee is
                    continuously employed by
                    a Participating Company from
                    the Date of Option Grant until
                    the Initial Vesting Date


                                          1


                    PLUS

                    For each full year                               1/3
                    of the Optionee's
                    continuous employment by a
                    Participating Company from the
                    Initial Vesting Date

                    In no event shall the Vested
                    Ratio exceed 1/1.


             (h) "Option Term Date" shall mean the date ten (10) years after the Date of Option Grant.

             (i) "Code" shall mean the Internal Revenue Code of 1986, as amended.

             (j) "Company" shall mean Monterey Pasta Company, a California corporation, and any successor corporation thereto.

             (k)    "Participating Company" shall mean (i) the Company and
(ii) any present or future parent and/or subsidiary corporation of the Company while such corporation is a parent or subsidiary of the Company. For purposes of this Option Agreement, a parent corporation and a subsidiary corporation shall be as defined in sections 424(e) and 424(f) of the Code, respectively.

             (l) "Participating Company Group" shall mean at any point in time all corporations collectively which are then a Participating Company.

             (m) "Plan" shall mean the Monterey Pasta Company First Amended and Restated 1993 Stock Option Plan.

      2. STATUS OF THE OPTION. This Option is intended to be a nonstatutory stock option and shall not be treated as an incentive stock option as described in section 422(b) of the Code.

      3. ADMINISTRATION. All questions of interpretation concerning this Option Agreement shall be determined by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted in the Plan, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of a

Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

      4.     EXERCISE OF THE OPTION.

             (a) RIGHT TO EXERCISE. Except as provided in paragraph 4(f) below, the Option shall first become exercisable on the Initial Exercise Date. The Option shall be exercisable on and after the Initial Exercise Date and prior to the termination of the Option in the amount equal to the Number of Option Shares multiplied by the Vested Ratio as set forth in paragraph 1 above less the number of shares previously acquired upon exercise of the Option. In no event shall the Option be exercisable for more shares than the Number of Option Shares. In addition to the foregoing, in the event that the adoption of the Plan or any amendment of the Plan is subject to the approval of the Company's shareholders in order for the Option to comply with the requirements of Rule 16b-3, promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Option shall not be exercisable prior to such shareholder approval if the Optionee is subject to Section 16(b) of the Exchange Act, unless the Board, in its sole discretion, approves the exercise of the Option prior to such shareholder approval.

             (b) METHOD OF EXERCISE. The Option may be exercised by written notice to the Company which must state the election to exercise the Option, the number of shares for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. The written notice must be signed by the Optionee and must be delivered in person, by certified or registered mail, return receipt requested, or by facsimile transmission to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in paragraph 6 below, accompanied by full payment of the Exercise Price for the number of shares being purchased.

             (c) PAYMENT OF EXERCISE PRICE. Payment of the Exercise Price for the number of shares for which the Option is being exercised shall be made
(i) in cash, by check, or cash equivalent, (ii) by tender to the Company of shares of the Company's common stock owned by the Optionee having a value not less than the Exercise Price, which either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company, (iii) by Immediate Sales Proceeds, as defined below, or (iv) by any combination of the foregoing. Notwithstanding the foregoing, the Option may not be exercised by tender to the Company of shares of the Company's common stock to the extent such tender of stock would constitute a violation of the provisions of any law, regulation and/or agreement restricting the redemption of the Company's common stock. "Immediate Sales Proceeds" shall mean the assignment in form acceptable to the Company of the proceeds of a sale of some or all of the shares acquired upon the exercise of the Option pursuant to a program and/or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to decline to approve any such program and/or procedure.

             (d) TAX WITHHOLDING. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes payroll withholding and otherwise agrees to make adequate provision for foreign, federal and state tax withholding obligations of the Company, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired on exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired on exercise of the Option.

             (e) CERTIFICATE REGISTRATION. The certificate or certificates for the shares as to which the Option shall be exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

             (f) RESTRICTIONS ON GRANT OF THE OPTION AND ISSUANCE OF SHARES. The grant of the Option and the issuance of the shares upon exercise of the Option shall be subject to compliance with all applicable requirements of federal or state law with respect to such securities. The Option may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulations. In addition, no Option may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the
registration requirements of the Securities Act.   THE OPTIONEE IS CAUTIONED
THAT THE OPTION MAY NOT BE EXERCISABLE UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. Questions concerning this restriction should be directed to the Chief Financial Officer of the Company. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

             (g) FRACTIONAL SHARES. The Company shall not be required to issue fractional shares upon the exercise of the Option.

      5. NON-TRANSFERABILITY OF THE OPTION. The Option may be exercised during the lifetime of the Optionee only by the Optionee and may not be assigned or transferred in any manner except by will or by the laws of descent and
distribution.   Following the death of the Optionee, the Option, to the extent unexercised and exercisable by the Optionee on the date of death, may be exercised by the Optionee's legal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

      6. TERMINATION OF THE OPTION. The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Term Date as defined above, (b) the last date for exercising the Option following termination of employment as described in paragraph 7 below, or (c) upon a Transfer of Control to the extent provided in paragraph 8 below.

      7.     TERMINATION OF EMPLOYMENT.

             (a) TERMINATION OF THE OPTION. Except as provided in this paragraph 7(a), the Option shall terminate and may not be exercised after the Optionee ceases to be an employee of the Participating Company Group.

                    (i) DEATH OR DISABILITY. If the Optionee ceases to be an employee of the Participating Company Group by reason of the Optionee's death or disability within the meaning of section 422(c) of the Code, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be an employee, may be exercised by the Optionee (or the Optionee's legal representative) at any time prior to the expiration of twelve
(12) months from the date on which the Optionee's employment terminated, but in any event no later than the Option Term Date. The Optionee's employment shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee's termination of employment.

                    (ii) TERMINATION FOR CAUSE. If the Optionee ceases to be an employee of the Participating Company Group by reason of termination for cause, the Option shall terminate and cease to be exercisable on the effective date of such termination. "Termination for cause" shall mean discharge for (1) conviction of a felony, (2) any material act of fraud, dishonesty or other malfeasance, or (3) willful, improper disclosure of confidential information regarding a Participating Company.

                    (iii) OTHER TERMINATION. If the Optionee ceases to be an employee of the Participating Company Group for any reason except death, disability within the meaning of section 422(c) of the Code or termination for cause, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be an employee, may be exercised by the Optionee within three (3) months after the date on which the Optionee's employment terminated, but in any event no later than the Option Term Date.

             (b) EMPLOYEE AND TERMINATION OF EMPLOYMENT DEFINED. For purposes of this paragraph 7, the term "employee" shall mean any person, including officers and directors, employed by a Participating Company or performing services for a Participating Company as a consultant, advisor or other independent contractor. For purposes of this paragraph 7, the Optionee's employment shall be deemed to have terminated either upon an actual termination of employment or service or upon the Optionee's employer ceasing to be a Participating Company. The Optionee's employment shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee serves as an employee, provided that there is no interruption or termination of the Optionee's service as an employee.

             (c) EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above is prevented by the provisions of paragraph 4(f) above, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Term Date.

             (d) EXTENSION IF OPTIONEE SUBJECT TO SECTION 16(B). Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above would subject the Optionee to suit under
Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of employment, or
(iii) the Option Term Date.

             (e) LEAVE OF ABSENCE. For purposes hereof, the Optionee's employment with the Participating Company Group shall not be deemed to terminate if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. In the event of a leave in excess of ninety (90) days, the Optionee's employment shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Optionee's right to reemployment with the Participating Company Group remains guaranteed by statute or contract. Notwithstanding the foregoing, however, a leave of absence shall be treated as employment for purposes of determining the Optionee's Vested Ratio if and only if the leave of absence is designated by the Company as (or required by law to be) a leave for which vesting credit is given.

      8. OWNERSHIP CHANGE AND TRANSFER OF CONTROL. An "Ownership Change" shall be deemed to have occurred in the event any of the following occurs with respect to the Company:

             (a) the direct or indirect sale or exchange by the shareholders of the Company of all or substantially all of the stock of the Company;

             (b)    a merger or consolidation in which the Company is a party;

             (c) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange, or transfer to one
(1) or more subsidiary corporations (as defined in paragraph 1(k) above) of the Company); or

             (d)    a liquidation or dissolution of the Company.

             A "Transfer of Control" shall mean an Ownership Change described in (a) or (b) above in which the shareholders of the Company before such Ownership Change do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the

Company after such transaction or in which the Company is not the surviving corporation or any Ownership Change described in (c) or (d) above.

             In the event of a Transfer of Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), shall either assume the Company's rights and obligations under this Option Agreement or substitute an option for the Acquiring Corporation's stock for the Option. In the event the Acquiring Corporation elects not to assume the Company's rights and obligations under this Option Agreement or substitute for the Option in connection with the Transfer of Control, any unexercisable and/or unvested portion of the Option shall be immediately exercisable and vested as of the date thirty (30) days prior to the date of the Transfer of Control. The exercise and/or vesting of any portion of the Option that was permissible solely by reason of this paragraph 8 shall be conditioned upon the consummation of the Transfer of Control. The Option shall terminate and cease to be outstanding effective as of the date of the Transfer of Control to the extent that the Option is neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control.

      9. EFFECT OF CHANGE IN STOCK SUBJECT TO THE OPTION. Appropriate adjustments shall be made in the number, exercise price and class of shares of stock subject to the Option in the event of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or like change in the capital structure of the Company. In the event a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change) shares of another corporation (the "New Shares"), the Company may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the number of shares and the exercise price shall be adjusted in a fair and equitable manner.

      10. RIGHTS AS A SHAREHOLDER OR EMPLOYEE. The Optionee shall have no rights as a shareholder with respect to any shares covered by the Option until the date of the issuance of a certificate or certificates for the shares for which the Option has been exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificate or certificates are issued, except as provided in paragraph 9 above. Nothing in the Option shall confer upon the Optionee any right to continue in the employ of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee's employment at any time.

      11. LEGENDS. The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to carry out the provisions of this paragraph.

      12. BINDING EFFECT. This Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

      13. TERMINATION OR AMENDMENT. The Board, including any duly appointed committee of the Board, may terminate or amend the Plan and/or the Option at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee.

      14. INTEGRATED AGREEMENT. This Option Agreement constitutes the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Company other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

      15. APPLICABLE LAW. This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.


                                            MONTEREY PASTA COMPANY


                                            By:     Norman E. Dean
                                               ------------------------------

                                            Title:   President and Chief
                                                     Executive Officer

      The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement.



Date:
     -----------------------------------  -------------------------------------
                                          [ Employee Name], Optionee

                                      EXHIBIT C



                                   STANDARD FORM OF

                                MONTEREY PASTA COMPANY
                         NONSTATUTORY STOCK OPTION AGREEMENT
                              (OUTSIDE DIRECTOR OPTION)

                                MONTEREY PASTA COMPANY

                         NONSTATUTORY STOCK OPTION AGREEMENT
                              (OUTSIDE DIRECTOR OPTION)


      Monterey Pasta Company granted to the individual named below an option to purchase certain shares of common stock of the Company in the manner and subject to the provisions of this Option Agreement.

      1.     Definitions:

             (a)    "Optionee" shall mean __________________________.

             (b)    "Date of Option Grant" shall mean ______________.

             (c) "Number of Option Shares" shall mean ___________ _______ shares of common stock of the Company as adjusted from time to time pursuant to paragraph 9 below.

             (d) "Exercise Price" shall mean $________ per share as adjusted from time to time pursuant to paragraph 9 below.

             (e)    "Initial Exercise Date" shall be the Initial Vesting Date.

             (f) "Initial Vesting Date" shall be the date occurring one (1) year after the Date of Option Grant.

             (g)    Determination of "Vested Ratio"


                                                                VESTED RATIO
                                                                ------------

                    Prior to Initial Vesting Date                     0

                    On Initial Vesting Date, provided               1/2
                    the Optionee has continuously served
                    as a director of the Company from
                    the Date of Option Grant until the
                    Initial Vesting Date

                    PLUS

                    For each full year of the Optionee's            1/2
                    continuous service as a director of the
                    Company from the Initial Vesting Date

                    In no event shall the Vested Ratio
                    exceed 1/1.



                                          1.

             (h) "Option Term Date" shall mean the date ten (10) years after the Date of Option Grant.

             (i) "Code" shall mean the Internal Revenue Code of 1986, as amended.

             (j) "Company" shall mean Monterey Pasta Company, a California corporation, and any successor corporation thereto.

             (k) "Participating Company" shall mean (i) the Company and (ii) any present or future parent and/or subsidiary corporation of the Company while such corporation is a parent or subsidiary of the Company. For purposes of this Option Agreement, a parent corporation and a subsidiary corporation shall be as defined in sections 424(e) and 424(f) of the Code, respectively.

             (l) "Participating Company Group" shall mean at any point in time all corporations collectively which are then a Participating Company.

             (m) "Plan" shall mean the Monterey Pasta Company First Amended and Restated 1993 Stock Option Plan.

      2. STATUS OF THE OPTION. This Option is intended to be a nonstatutory stock option and shall not be treated as an incentive stock option as described in section 422(b) of the Code.

      3. ADMINISTRATION. All questions of interpretation concerning this Option Agreement shall be determined by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted in the Plan, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

      4.     EXERCISE OF THE OPTION.

             (a) RIGHT TO EXERCISE. Except as provided in paragraph 4(f) below, the Option shall first become exercisable on the Initial Exercise Date. The Option shall be exercisable on and after the Initial Exercise Date and prior to the termination of the Option in the amount equal to the Number of Option Shares multiplied by the Vested Ratio as set forth in paragraph 1 above less the number of shares previously acquired upon exercise of the Option. In no event shall the Option be exercisable for more shares than the Number of Option Shares. In addition to the foregoing, in the event that the adoption of the Plan or any amendment of the Plan is subject to the approval of the


                                          2.

Company's shareholders in order for the Option to comply with the requirements of Rule 16b-3, promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Option shall not be exercisable prior to such shareholder approval if the Optionee is subject to Section 16(b) of the Exchange Act.

             (b) METHOD OF EXERCISE. The Option may be exercised by written notice to the Company which must state the election to exercise the Option, the number of shares for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. The written notice must be signed by the Optionee and must be delivered in person, by certified or registered mail, return receipt requested, or by facsimile transmission to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in paragraph 6 below, accompanied by full payment of the Exercise Price for the number of shares being purchased.

             (c) PAYMENT OF EXERCISE PRICE. Payment of the Exercise Price for the number of shares for which the Option is being exercised shall be made (i) in cash, by check, or cash equivalent, (ii) by Immediate Sales Proceeds, as defined below, or (iii) by any combination of the foregoing. "Immediate Sales Proceeds" shall mean the assignment in form acceptable to the Company of the proceeds of a sale of some or all of the shares acquired upon the exercise of the Option pursuant to a program and/or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to decline to approve any such program and/or procedure.

             (d) TAX WITHHOLDING. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes payroll withholding and otherwise agrees to make adequate provision for foreign, federal and state tax withholding obligations of the Company, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired on exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired on exercise of the Option.

             (e) CERTIFICATE REGISTRATION. The certificate or certificates for the shares as to which the Option shall be exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

             (f) RESTRICTIONS ON GRANT OF THE OPTION AND ISSUANCE OF SHARES. The grant of the Option and the issuance of the shares upon exercise of the Option shall be subject to compliance with all applicable requirements of federal or state law with respect to such securities. The Option may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulations. In addition, no Option may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the


                                          3.

"Securities Act"), shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISABLE UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. Questions concerning this restriction should be directed to the Chief Financial Officer of the Company. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

             (g) FRACTIONAL SHARES. The Company shall not be required to issue fractional shares upon the exercise of the Option.

      5. NON-TRANSFERABILITY OF THE OPTION. The Option may be exercised during the lifetime of the Optionee only by the Optionee and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. Following the death of the Optionee, the Option, to the extent unexercised and exercisable by the Optionee on the date of death, may be exercised by the Optionee's legal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

      6. TERMINATION OF THE OPTION. The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Term Date as defined above, (b) the last date for exercising the Option following termination of service as described in paragraph 7 below, or (c) upon a Transfer of Control to the extent provided in paragraph 8 below.

      7.  TERMINATION OF SERVICE AS A DIRECTOR

             (a) TERMINATION OF DIRECTOR STATUS. Except as provided in this paragraph 7(a), the Option shall terminate and may not be exercised after the Optionee ceases to be a director of the Company.

                    (i) DEATH OR DISABILITY. If the Optionee ceases to be a director of the Company by reason of the Optionee's death or disability within the meaning of section 422(c), the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be a director, may be exercised by the Optionee (or the Optionee's legal representative) at any time prior to the expiration of twelve (12) months from the date the Optionee's service as a director of the Company terminated, but in any event no later than the Option Term Date. The Optionee's service as a director of the Company shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee's termination of service as a director of the Company.


                                          4.

                    (ii) REMOVAL FOR CAUSE. If the Optionee ceases to be a director of the Company by reason of removal for cause, the Option shall terminate and cease to be exercisable on the effective date of such removal. "Removal for cause" shall mean removal for (1) conviction of a felony, (2) any material act of fraud, dishonesty or other malfeasance, (3) gross abuse of authority or discretion with respect to a Participating Company, or (4) willful, improper disclosure of confidential information regarding a Participating Company.

                    (iii) OTHER TERMINATION. If the Optionee ceases to be a director of the Company for any reason except death, disability or removal for cause, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be a director, may be exercised by the Optionee within three (3) months from the date the Optionee's service as a director of the Company terminated, but in any event no later than the Option Term Date.

             (b) EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above is prevented by the provisions of paragraph 4(f) above, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Term Date.

             (c) EXTENSION IF OPTIONEE SUBJECT TO SECTION 16(B).
Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above would subject the Optionee to suit under
Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (lOth) day following the date on which the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (19Oth) day after the Optionee's termination of employment, or (iii) the Option Term Date.

      8. OWNERSHIP CHANGE AND TRANSFER OF CONTROL. An "Ownership Change" shall be deemed to have occurred in the event any of the following occurs with respect to the Company:

             (a) the direct or indirect sale or exchange by the shareholders of the Company of all or substantially all of the stock of the Company;

             (b) a merger or consolidation in which the Company is a party;

             (c) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange, or transfer to one (1) or more subsidiary corporations (as defined in paragraph 1(k) above) of the Company); or

             (d) a liquidation or dissolution of the Company.

             A "Transfer of Control" shall mean an Ownership Change described in (a) or (b) above in which the shareholders of the Company before such Ownership Change do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such transaction or in which the Company is not the surviving corporation, or any Ownership Change described in (c) or (d) above.


                                          5.

             In the event of a Transfer of Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), shall either assume the Company's rights and obligations under this Option Agreement or substitute an option for the Acquiring Corporation's stock for the Option. In the event the Acquiring Corporation elects not to assume the Company's rights and obligations under this Option Agreement or substitute for the Option in connection with the Transfer of Control, any unexercisable and/or unvested portion of the Option shall be immediately exercisable and vested as of the date thirty (30) days prior to the date of the Transfer of Control. The exercise and/or vesting of any portion of the Option that was permissible solely by reason of this paragraph 8 shall be conditioned upon the consummation of the Transfer of Control. The Option shall terminate and cease to be outstanding effective as of the date of the Transfer of Control to the extent that the Option is neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control.

      9. EFFECT OF CHANGE IN STOCK SUBJECT TO THE OPTION. Appropriate adjustments shall be made in the number, exercise price and class of shares of stock subject to the Option in the event of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or like change in the capital structure of the Company. In the event a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change) shares of another corporation (the "New Shares"), the Company may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the number of shares and the exercise price shall be adjusted in a fair and equitable manner.

      10. RIGHTS AS A SHAREHOLDER. The Optionee shall have no rights as a shareholder with respect to any shares covered by the Option until the date of the issuance of a certificate or certificates for the shares for which the Option has been exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificate or certificates are issued, except as provided in paragraph 9 above.

      11. LEGENDS. The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to carry out the provisions of this paragraph.

      12. BINDING EFFECT. This Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

      13. TERMINATION OR AMENDMENT. The Board, including any duly appointed committee of the Board, may terminate or amend the Plan and/or the Option at any


                                          6.

time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee.

      14. INTEGRATED AGREEMENT. This Option Agreement constitutes the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Company other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

      15. APPLICABLE LAW. This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.


                                       MONTEREY PASTA COMPANY



                                       By:
                                          -----------------------------------

                                       Title:
                                             --------------------------------


      The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement.


Date:
     ------------------------------

                                          7.

                         MONTEREY PASTA COMPANY
                         353 Sacramento Street, Suite 500
                         San Francisco, CA 94111

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


    The undersigned holder of Common Stock acknowledges receipt of the Notice of Special Meeting of Shareholders of Monterey Pasta Company, and the accompanying Proxy Statement dated June 21, 1996, and revoking any proxy heretofore given, hereby constitutes and appoints Marshall Stevens and Carolyn Mar and each of them, with full power of substitution, as proxies to appear and vote all of the shares of Common Stock of Monterey Pasta Company, a California corporation, standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Special Meeting of Shareholders of Monterey Pasta Company, to be held at the Holiday Inn Financial District, Coit Room, 750 Kearny Street, San Francisco, California, on Thursday, July 25, 1996, at 9:00 a.m. or at any adjournment or postponement thereof, upon the following items as set forth in the Notice of Special Meeting and Proxy Statement and to vote according to their discretion on all other matters which may be properly presented for action at the meeting or at any adjournment or postponement thereof.




THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 and 3 LISTED BELOW. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 and 3 LISTED BELOW. NOTE: THE EFFECT OF AN ABSTENTION IS THE SAME AS THAT OF A VOTE AGAINST PROPOSALS 1, 2 and 3. NO OTHER BUSINESS WILL BE TRANSACTED AT THIS MEETING.



                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

- --------------------------------------------------------------------------------
           ADDRESS CHANGE: PLEASE MARK ADDRESS BOX ON REVERSE SIDE.

1. TO AUTHORIZE THE COMPANY TO CHANGE THE COMPANY'S STATE OF INCORPORATION FROM CALIFORNIA TO DELAWARE.

                  / / FOR         / / AGAINST        / / ABSTAIN

2. TO APPROVE AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK FROM 20,000,000 to 70,000,000 SHARES, AN INCREASE OF 50,000,000 SHARES.

                  / / FOR         / / AGAINST        / / ABSTAIN


3. TO APPROVE AN AMENDMENT TO THE COMPANY'S FIRST AMENDED AND RESTATED 1993 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF THE COMPANY'S COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER FROM 1,200,000 TO 1,740,000 SHARES, AN INCREASE OF 540,000 SHARES.


                  / / FOR         / / AGAINST        / / ABSTAIN

[                                    ]Please sign exactly as name appears to the
                                      left.   When  shares  are  held  by  joint
                                      tenants, both should sign. When signing as
                                      attorney, executor, administrator, trustee
                                      or guardian,  please  give full  title  as
                                      such.  If  a corporation,  please  sign in
                                      full corporate name by president or  other
                                      authorized   officer.  If  a  partnership,
                                      please  sign   in  partnership   name   by
[                                    ]authorized person.

 Dated:             1996
       ------------,       ----------------------------- / / Address Change
                           Signature                         (Pleas mark this
                                                              box if you have
                                                              an address
                                                              change.)

                           -----------------------------
                           Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.


                                      THIS PROXY, WHEN PROPERLY EXECUTED, WILL
                                      BE VOTED IN THE MANNER DIRECTED HERETO BY
                                      THE ABOVE-REFERENCED SHAREHOLDER. IF NO
                                      DIRECTION IS MADE THIS PROXY WILL BE VOTED
                                      "FOR" PROPOSALS 1, 2 AND 3.